Exhibit 99.1

Blackstone Reports Second Quarter 2026 Results

New York, July 23, 2026: Blackstone (NYSE:BX) today reported its second quarter 2026 results.

Stephen A. Schwarzman, Chairman and Chief Executive Officer, said, “Blackstone delivered an outstanding second quarter, highlighted by strong growth in earnings and nearly $70 billion of inflows. Our decision to lean into the artificial intelligence megatrend is leading to standout investment performance across numerous strategies and creating extraordinary opportunities for growth. We’ve become a trusted partner at scale to many of the key innovators in this ecosystem, which positions our firm extremely well for the future.”

Blackstone issued a full detailed presentation of its second quarter 2026 results, which can be viewed at www.blackstone.com.

Dividend

Blackstone has declared a quarterly dividend of $1.29 per share to record holders of common stock at the close of business on August 3, 2026. This dividend will be paid on August 10, 2026.

Quarterly Investor Call Details

Blackstone will host its second quarter 2026 investor conference via public webcast on July 23, 2026, at 9:00 a.m. ET. To register, please use the following link:

https://event.webcasts.com/starthere.jsp?ei=1767654&tp_key=310a533cbf. For those unable to listen to the live

Blackstone

345 Park Avenue, New York, NY 10154

T 212 583 5000

www.blackstone.com

broadcast, there will be a webcast replay on the Shareholders section of Blackstone’s website at https://ir.blackstone.com/.

About Blackstone

Blackstone is the world’s largest alternative asset manager. Blackstone seeks to deliver compelling returns for institutional and individual investors by strengthening the companies in which the firm invests. Blackstone’s over $1.3 trillion in assets under management include global investment strategies focused on real estate, private equity, credit, infrastructure, life sciences, growth equity, secondaries and hedge funds. Further information is available at www.blackstone.com. Follow @blackstone on LinkedIn, X (Twitter), and Instagram.

Forward-Looking Statements

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in our subsequent filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

Investor and Media Relations Contacts

Weston Tucker Blackstone Tel: +1 (212) 583-5231 tucker@blackstone.com	Christine Anderson Blackstone Tel: +1 (212) 583-5182 christine.anderson@blackstone.com

Blackstone’s Second

Quarter 2026 Earnings

JULY 23, 2026

BLACKSTONE’S SECOND QUARTER 2026 GAAP RESULTS

▪	GAAP Net Income was $2.4 billion for the quarter and $3.6 billion year-to-date (“YTD”). GAAP Net Income Attributable to Blackstone Inc. was $1.2 billion for the quarter and $1.9 billion YTD.

($ in thousands, except per share data) (unaudited)	2Q’25	2Q’26	2Q’25 YTD	2Q’26 YTD	2Q’25 LTM	2Q’26 LTM

Revenues

Management and Advisory Fees, Net	$2,035,495	$2,266,006	$3,939,812	$4,414,626	$7,614,287	$8,550,415

Incentive Fees	195,414	159,080	387,239	324,499	983,777	915,462

Performance Allocations	1,143,103	1,952,315	1,968,354	3,338,940	4,045,177	5,675,892

Principal Investments	462,562	520,406	806,817	278,424	937,177	417,543

Interest and Dividend Revenue	100,389	134,224	197,809	242,164	406,130	460,448

Other	(225,063)	11,947	(298,673)	62,920	(239,431)	90,720

Total Revenues	$3,711,900	$5,043,978	$7,001,358	$8,661,573	$13,747,117	$16,110,480

Expenses

Compensation and Benefits	1,421,530	1,814,135	2,853,370	3,558,550	5,332,917	6,325,709

General, Administrative and Other	360,817	409,110	693,190	781,931	1,373,221	1,613,289

Interest Expense	135,822	145,023	253,937	282,076	480,806	536,453

Fund Expenses	14,434	7,344	26,538	15,348	36,304	38,026

Total Expenses	$1,932,603	$2,375,612	$3,827,035	$4,637,905	$7,223,248	$8,513,477

Other Income	$136,330	$140,086	$193,905	$239,841	$215,576	$469,924

Income Before Provision for Taxes	$1,915,627	$2,808,452	$3,368,228	$4,263,509	$6,739,445	$8,066,927

Provision for Taxes	289,494	452,386	533,321	649,536	1,011,075	1,241,238

Net Income	$1,626,133	$2,356,066	$2,834,907	$3,613,973	$5,728,370	$6,825,689

Redeemable NCI in Consolidated Entities	18,209	5,154	26,109	26,164	4,231	45,555

Non-Redeemable NCI in Consolidated Entities	843,680	1,121,723	1,429,702	1,708,891	2,860,335	3,261,098

Net Income Attributable to Blackstone Inc.	$764,244	$1,229,189	$1,379,096	$1,878,918	$2,863,804	$3,519,036

Net Income Per Share of Common Stock, Basic	$0.98	$1.54	$1.77	$2.37	$3.71	$4.47

Net Income Per Share of Common Stock, Diluted	$0.98	$1.54	$1.77	$2.37	$3.71	$4.47

Throughout this presentation, all current period amounts are preliminary and unaudited. Totals may not add due to rounding. See pages 36-38, Definitions and Dividend Policy, for definitions of terms used throughout this presentation. NCI means non-controlling interests.	Blackstone | 1

BLACKSTONE’S SECOND QUARTER 2026 HIGHLIGHTS

Financial Measures

▪  Fee Related Earnings (“FRE”) of $1.8 billion ($1.43/share) in the quarter

–

FRE was $6.3 billion over the last twelve months (“LTM”) ($5.14/share)

▪  Distributable Earnings (“DE”) of $2.0 billion ($1.52/share) in the quarter

–

DE was $7.9 billion over the LTM ($6.15/share)

▪  Net Accrued Performance Revenues of $7.5 billion ($6.00/share)

Capital Metrics

▪  Total Assets Under Management (“AUM”) of $1,346.3 billion

–

Fee-Earning AUM of $961.6 billion

–

Perpetual Capital AUM of $555.6 billion

▪  Inflows of $68.3 billion in the quarter and $262.5 billion over the LTM

▪  Deployment of $34.2 billion in the quarter and $138.5 billion over the LTM

▪  Realizations of $31.8 billion in the quarter and $144.5 billion over the LTM

Capital Returned to Shareholders

▪  Dividend of $1.29 per common share payable on August 10, 2026

–

Dividends of $5.23 per common share over the LTM

▪  Repurchased 0.2 million common shares in the quarter and 0.8 million common shares over the LTM

▪  $1.7 billion to be distributed to shareholders with respect to the second quarter and $6.9 billion over the LTM through dividends and share repurchases

Blackstone | 2

BLACKSTONE’S SECOND QUARTER 2026 SEGMENT EARNINGS

($ in thousands, except per share data)	2Q’25	2Q’26	% Change vs. 2Q’25	2Q’25 YTD	2Q’26 YTD	% Change vs. 2Q’25 YTD

Management and Advisory Fees, Net	$2,020,012	$2,250,296	11%	$3,912,010	$4,383,104	12%

Fee Related Performance Revenues	472,050	793,391	68%	765,965	1,281,489	67%

Fee Related Compensation	(700,316)	(880,129)	26%	(1,317,298)	(1,609,599)	22%

Other Operating Expenses	(332,243)	(380,130)	14%	(639,118)	(723,585)	13%

Fee Related Earnings	$1,459,503	$1,783,428	22%	$2,721,559	$3,331,409	22%

Realized Performance Revenues	553,121	730,885	32%	1,013,144	1,511,379	49%

Realized Performance Compensation	(256,624)	(344,124)	34%	(477,548)	(708,180)	48%

Realized Principal Investment Income	29,421	27,499	(7)%	147,331	59,472	(60)%

Net Realizations	325,918	414,260	27%	682,927	862,671	26%

Total Segment Distributable Earnings	$1,785,421	$2,197,688	23%	$3,404,486	$4,194,080	23%

Distributable Earnings	$1,565,763	$1,977,249	26%	$2,976,568	$3,742,087	26%

Additional Metrics:

Net Income Per Share of Common Stock, Basic	$0.98	$1.54	57%	$1.77	$2.37	34%

FRE per Share	$1.19	$1.43	20%	$2.22	$2.69	21%

DE per Common Share	$1.21	$1.52	26%	$2.30	$2.88	25%

Total Segment Revenues	$3,074,604	$3,802,071	24%	$5,838,450	$7,235,444	24%

Total Assets Under Management	$1,211,207,341	$1,346,263,835	11%	$1,211,207,341	$1,346,263,835	11%

Fee-Earning Assets Under Management	$887,114,205	$961,592,654	8%	$887,114,205	$961,592,654	8%

Fee Related Earnings per Share is based on end of period DE Shares Outstanding (see page 24, Share Summary). DE per Common Share is based on DE Attributable to Common Shareholders (see page 23, Shareholder Dividends) and end of period Participating Common Shares outstanding. YTD FRE per Share and DE per Common Share amounts represent the sum of the last two quarters. See pages 32-33 for the Reconciliation of GAAP to Total Segments.	Blackstone | 3

INVESTMENT PERFORMANCE AND NET ACCRUED PERFORMANCE REVENUES

▪	Appreciation across strategies led to higher Net Accrued Performance Revenues quarter-over-quarter of $7.5 billion ($6.00/share).

Investment Performance

(appreciation / gross returns)

	2Q’26	2Q’26 LTM

Real Estate

Opportunistic	0.4%	(1.4)%

Core+	0.2%	3.2%

Private Equity

Corporate Private Equity	3.7%	14.4%

Tactical Opportunities	3.9%	9.9%

Secondaries	1.7%	8.1%

Infrastructure	7.2%	28.6%

Credit & Insurance

Private Credit	1.0%	6.8%

Liquid Credit	2.2%	3.9%

Multi-Asset Investing

Absolute Return Composite	5.8%	15.5%

Net Accrued Performance Revenues

($ in millions)

Investment Performance represents fund appreciation for Real Estate and Private Equity and gross returns for Credit & Insurance and Multi-Asset Investing. Secondaries appreciation excludes GP Stakes. Private Credit net returns were 0.4% and 3.9% for 2Q’26 and 2Q’26 LTM, respectively. Liquid Credit net returns were 2.1% and 3.4% for 2Q’26 and 2Q’26 LTM, respectively. Absolute Return Composite net returns were 5.4% and 14.1% for 2Q’26 and 2Q’26 LTM, respectively. See notes on page 34 for additional details on these strategies and our investment performance.	Blackstone | 4

CAPITAL METRICS – ADDITIONAL DETAIL

▪	Inflows were $68.3 billion in the quarter, bringing LTM inflows to $262.5 billion.

▪	Deployed $34.2 billion in the quarter and $138.5 billion over the LTM.

–	Committed an additional $17.1 billion that was not yet deployed in the quarter.

▪	Realizations were $31.8 billion in the quarter and $144.5 billion over the LTM.

	Inflows		Capital Deployed		Realizations

($ in millions)	2Q’26	2Q’26 LTM	2Q’26	2Q’26 LTM	2Q’26	2Q’26 LTM

Real Estate	$8,193	$27,098	$5,815	$21,891	$6,615	$29,650

Opportunistic	1,319	2,355	2,542	7,777	2,715	10,792

Core+	4,733	13,498	772	3,100	2,018	8,320

Debt Strategies	2,140	11,245	2,501	11,013	1,882	10,538

Private Equity	24,520	76,006	14,515	47,404	11,023	45,682

Corporate Private Equity	15,182	34,852	8,579	26,986	5,834	24,255

Tactical Opportunities	891	3,864	1,264	2,899	1,150	6,387

Secondaries	5,662	23,983	3,263	12,919	2,614	11,523

Infrastructure	2,785	13,307	1,410	4,601	1,425	3,518

Credit & Insurance	31,012	142,998	12,733	65,365	13,495	65,720

Multi-Asset Investing	4,576	16,412	1,112	3,797	710	3,412

Total Blackstone	$68,300	$262,515	$34,175	$138,457	$31,843	$144,464

Corporate Private Equity also includes Life Sciences, Growth, BTAS, and BXPE. AUM and related capital metrics are reported in the segment where the assets are managed.	Blackstone | 5

ASSETS UNDER MANAGEMENT

▪	Total AUM increased to $1,346.3 billion, up 11% year-over-year, with $68.3 billion of inflows in the quarter and $262.5 billion over the LTM.

▪	Fee-Earning AUM of $961.6 billion was up 8% year-over-year, with $43.3 billion of inflows in the quarter and $168.4 billion over the LTM.

▪	Perpetual Capital AUM reached $555.6 billion, up 15% year-over-year.

–	Fee-Earning Perpetual Capital AUM increased to $463.0 billion, representing 48% of Fee-Earning AUM.

Multi-Asset Investing had $186 million and $724 million of Perpetual Capital AUM as of 2Q’25 and 2Q’26, respectively.	Blackstone | 6

ADDITIONAL CAPITAL DETAIL

▪	Invested Performance Eligible AUM reached $653.4 billion at quarter end, up 8% year-over-year.

▪	Total Dry Powder of $228.1 billion available for future investments.

Invested Performance Eligible AUM represents the fair value of invested assets that are eligible to earn performance revenues.	Blackstone | 7

Segment Highlights

Blackstone | 8

SEGMENT DISTRIBUTABLE EARNINGS COMPOSITION

▪	2Q’26 Total Segment Distributable Earnings were $2.2 billion.

▪	LTM Total Segment Distributable Earnings were $8.7 billion.

Segment Distributable Earnings

($ in millions)

Blackstone | 9

REAL ESTATE

▪	Total AUM: $314.1 billion with inflows of $8.2 billion in the quarter and $27.1 billion over the LTM.

–	Inflows in the quarter included $2.1 billion in BREDS, primarily from $1.1 billion in a drawdown fund focused on non-opportunistic real estate credit, $2.0 billion from the initial public offering of Blackstone Digital Infrastructure Trust Inc. (“BXDC”), and $1.2 billion of capital raised in BREIT.

▪	Capital Deployed: $5.8 billion in the quarter, including a BREP investment in a joint venture with Related Digital to develop a data center campus in Michigan and a BREP investment in a large logistics platform in France, and $21.9 billion over the LTM.

▪	Realizations: $6.6 billion in the quarter, including Digital Realty JV and Lumina, and $29.7 billion over the LTM.

▪	Appreciation: Opportunistic funds appreciated 0.4% in the quarter and declined (1.4)% over the LTM; Core+ funds appreciated 0.2% in the quarter and 3.2% over the LTM.

			% Change			% Change

($ in thousands)	2Q’25	2Q’26	vs. 2Q’25	2Q’25 YTD	2Q’26 YTD	vs. 2Q’25 YTD

Management and Advisory Fees, Net	$711,292	$727,081	2%	$1,412,140	$1,404,558	(1)%

Fee Related Performance Revenues	89,590	242,718	171%	127,393	395,716	211%

Fee Related Compensation	(170,209)	(262,168)	54%	(340,734)	(455,305)	34%

Other Operating Expenses	(87,048)	(94,624)	9%	(170,329)	(184,824)	9%

Fee Related Earnings	$543,625	$613,007	13%	$1,028,470	$1,160,145	13%

Realized Performance Revenues	43,587	210,868	384%	62,597	252,942	304%

Realized Performance Compensation	(24,139)	(85,259)	253%	(32,909)	(108,215)	229%

Realized Principal Investment Income (Loss)	2,797	6,660	138%	3,146	(2,145)	n/m

Net Realizations	22,245	132,269	495%	32,834	142,582	334%

Segment Distributable Earnings	$565,870	$745,276	32%	$1,061,304	$1,302,727	23%

Segment Revenues	$847,266	$1,187,327	40%	$1,605,276	$2,051,071	28%

Total AUM	$324,994,725	$314,149,797	(3)%	$324,994,725	$314,149,797	(3)%

Fee-Earning AUM	$285,826,676	$277,420,420	(3)%	$285,826,676	$277,420,420	(3)%

Blackstone | 10

PRIVATE EQUITY

▪	Total AUM: Increased 17% to $454.2 billion with inflows of $24.5 billion in the quarter and $76.0 billion over the LTM.

–	Inflows in the quarter included $5.7 billion for the fifth energy transition fund, $5.7 billion in Secondaries, primarily from the tenth flagship Secondaries strategy, and $2.8 billion in Infrastructure.

–	The third Corporate Private Equity Asia fund held its final close with $1.8 billion of capital raised in the quarter, bringing total capital commitments to $13.1 billion.

–	$2.4 billion of capital raised for BXPE and $861 million of capital raised for BXINFRA.

▪	Capital Deployed: $14.5 billion in the quarter, including Hologic, Champions Group, and Arlington Industries, and $47.4 billion over the LTM.

–	Committed an additional $5.6 billion in the quarter, including Eurowind Energy, Dresser Utility Solutions, and Senior PLC.

▪	Realizations: $11.0 billion in the quarter, including Sabre Industries and Desotec, and $45.7 billion over the LTM.

▪	Appreciation: Corporate Private Equity appreciated 3.7% in the quarter and 14.4% over the LTM.

–	Tactical Opportunities appreciated 3.9% in the quarter and 9.9% over the LTM; Secondaries appreciated 1.7% in the quarter and 8.1% over the LTM; Infrastructure appreciated 7.2% in the quarter and 28.6% over the LTM.

			% Change			% Change

($ in thousands)	2Q’25	2Q’26	vs. 2Q’25	2Q’25 YTD	2Q’26 YTD	vs. 2Q’25 YTD

Management and Advisory Fees, Net	$706,298	$794,580	12%	$1,328,090	$1,596,502	20%

Fee Related Performance Revenues	192,331	391,387	103%	253,235	562,084	122%

Fee Related Compensation	(266,925)	(337,528)	26%	(470,244)	(600,341)	28%

Other Operating Expenses	(112,300)	(131,515)	17%	(215,194)	(244,443)	14%

Fee Related Earnings	$519,404	$716,924	38%	$895,887	$1,313,802	47%

Realized Performance Revenues	408,980	490,807	20%	759,053	1,128,796	49%

Realized Performance Compensation	(196,824)	(251,204)	28%	(367,965)	(545,740)	48%

Realized Principal Investment Income	19,859	24,952	26%	29,035	70,300	142%

Net Realizations	232,015	264,555	14%	420,123	653,356	56%

Segment Distributable Earnings	$751,419	$981,479	31%	$1,316,010	$1,967,158	49%

Segment Revenues	$1,327,468	$1,701,726	28%	$2,369,413	$3,357,682	42%

Total AUM	$388,907,242	$454,152,320	17%	$388,907,242	$454,152,320	17%

Fee-Earning AUM	$232,160,209	$267,817,860	15%	$232,160,209	$267,817,860	15%

BXPE represents the aggregate BXPE fund platform, which comprises both U.S. and non-U.S. vehicles. BXINFRA represents the aggregate BXINFRA fund platform, which comprises both U.S. and non-U.S. vehicles. BXPE and BXINFRA capital raised include amounts allocated to other strategies. Secondaries appreciation excludes GP Stakes.	Blackstone | 11

CREDIT & INSURANCE

▪	Total AUM: Increased 15% to $469.3 billion with inflows of $31.0 billion in the quarter and $143.0 billion over the LTM.

–	Inflows in the quarter included $13.3 billion for the global direct lending strategy, inclusive of $1.0 billion of equity raised for BCRED.

–	Inflows also included $9.9 billion for the infrastructure and asset based credit strategies, inclusive of $7.5 billion for insurance SMAs.

▪	Capital Deployed: $12.7 billion in the quarter driven by infrastructure and asset based credit strategies and global direct lending, and $65.4 billion over the LTM.

–	Committed an additional $9.7 billion in the quarter.

▪	Realizations: $13.5 billion in the quarter and $65.7 billion over the LTM.

▪	Returns: Private Credit gross return of 1.0% (0.4% net) and Liquid Credit gross return of 2.2% (2.1% net) in the quarter.

–	Private Credit gross return of 6.8% (3.9% net) and Liquid Credit gross return of 3.9% (3.4% net) over the LTM.

			% Change			% Change

($ in thousands)	2Q’25	2Q’26	vs. 2Q’25	2Q’25 YTD	2Q’26 YTD	vs. 2Q’25 YTD

Management and Advisory Fees, Net	$470,627	$572,756	22%	$917,671	$1,081,243	18%

Fee Related Performance Revenues	190,129	159,286	(16)%	385,337	323,689	(16)%

Fee Related Compensation	(220,305)	(237,568)	8%	(421,923)	(464,061)	10%

Other Operating Expenses	(107,426)	(124,404)	16%	(203,704)	(238,967)	17%

Fee Related Earnings	$333,025	$370,070	11%	$677,381	$701,904	4%

Realized Performance Revenues	87,393	11,540	(87)%	178,990	89,666	(50)%

Realized Performance Compensation	(30,433)	(3,746)	(88)%	(70,928)	(34,943)	(51)%

Realized Principal Investment Income (Loss)	5,800	(4,622)	n/m	113,703	(10,327)	n/m

Net Realizations	62,760	3,172	(95)%	221,765	44,396	(80)%

Segment Distributable Earnings	$395,785	$373,242	(6)%	$899,146	$746,300	(17)%

Segment Revenues	$753,949	$738,960	(2)%	$1,595,701	$1,484,271	(7)%

Total AUM	$407,296,172	$469,317,440	15%	$407,296,172	$469,317,440	15%

Fee-Earning AUM	$288,931,236	$318,240,694	10%	$288,931,236	$318,240,694	10%

See notes on page 34.	Blackstone | 12

MULTI-ASSET INVESTING

▪	Total AUM: Increased 21% to $108.6 billion with inflows of $4.6 billion in the quarter and $16.4 billion over the LTM.

▪	Returns: Absolute Return Composite gross return of 5.8% in the quarter (5.4% net), compared to the HFRX Global Hedge Fund Index, which was 5.4%.

–	Absolute Return benefited from positive performance across strategies, including equities, quantitative, macro, and credit during the quarter.

–	Gross return of 15.5% over the LTM (14.1% net), outperforming a 9.7% return for the HFRX Global Hedge Fund Index, with significantly less volatility than the broader markets.

			% Change			% Change

($ in thousands)	2Q’25	2Q’26	vs. 2Q’25	2Q’25 YTD	2Q’26 YTD	vs. 2Q’25 YTD

Management and Advisory Fees, Net	$131,795	$155,879	18%	$254,109	$300,801	18%

Fee Related Compensation	(42,877)	(42,865)	(0)%	(84,397)	(89,892)	7%

Other Operating Expenses	(25,469)	(29,587)	16%	(49,891)	(55,351)	11%

Fee Related Earnings	$63,449	$83,427	31%	$119,821	$155,558	30%

Realized Performance Revenues	13,161	17,670	34%	12,504	39,975	220%

Realized Performance Compensation	(5,228)	(3,915)	(25)%	(5,746)	(19,282)	236%

Realized Principal Investment Income	965	509	(47)%	1,447	1,644	14%

Net Realizations	8,898	14,264	60%	8,205	22,337	172%

Segment Distributable Earnings	$72,347	$97,691	35%	$128,026	$177,895	39%

Segment Revenues	$145,921	$174,058	19%	$268,060	$342,420	28%

Total AUM	$90,009,202	$108,644,278	21%	$90,009,202	$108,644,278	21%

Fee-Earning AUM	$80,196,084	$98,113,680	22%	$80,196,084	$98,113,680	22%

Blackstone | 13

Supplemental Details

Blackstone | 14

TOTAL SEGMENTS

($ in thousands)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2Q’25 YTD	2Q’26 YTD

Base Management Fees	$1,876,672	$1,919,702	$1,945,364	$1,952,414	$1,960,897	$3,683,791	$3,913,311

Transaction, Advisory and Other Fees, Net	165,690	156,211	149,621	211,697	321,156	276,999	532,853

Management Fee Offsets	(22,350)	(34,093)	(32,766)	(31,303)	(31,757)	(48,780)	(63,060)

Total Management and Advisory Fees, Net	2,020,012	2,041,820	2,062,219	2,132,808	2,250,296	3,912,010	4,383,104

Fee Related Performance Revenues	472,050	453,018	606,445	488,098	793,391	765,965	1,281,489

Fee Related Compensation	(700,316)	(658,091)	(715,312)	(729,470)	(880,129)	(1,317,298)	(1,609,599)

Other Operating Expenses	(332,243)	(356,070)	(418,051)	(343,455)	(380,130)	(639,118)	(723,585)

Fee Related Earnings	$1,459,503	$1,480,677	$1,535,301	$1,547,981	$1,783,428	$2,721,559	$3,331,409

Realized Performance Revenues	553,121	744,953	1,057,432	780,494	730,885	1,013,144	1,511,379

Realized Performance Compensation	(256,624)	(302,642)	(310,405)	(364,056)	(344,124)	(477,548)	(708,180)

Realized Principal Investment Income	29,421	62,535	209,877	31,973	27,499	147,331	59,472

Total Net Realizations	$325,918	$504,846	$956,904	$448,411	$414,260	$682,927	$862,671

Total Segment Distributable Earnings	$1,785,421	$1,985,523	$2,492,205	$1,996,392	$2,197,688	$3,404,486	$4,194,080

Distributable Earnings	$1,565,763	$1,889,487	$2,244,809	$1,764,838	$1,977,249	$2,976,568	$3,742,087

Additional Metrics:

Total Segment Revenues	$3,074,604	$3,302,326	$3,935,973	$3,433,373	$3,802,071	$5,838,450	$7,235,444

Total Assets Under Management	$1,211,207,341	$1,241,731,296	$1,274,931,234	$1,304,017,634	$1,346,263,835	$1,211,207,341	$1,346,263,835

Fee-Earning Assets Under Management	$887,114,205	$906,221,028	$921,674,454	$937,596,454	$961,592,654	$887,114,205	$961,592,654

Blackstone | 15

ASSETS UNDER MANAGEMENT - ROLLFORWARD

Total AUM Rollforward

($ in millions)

	Three Months Ended June 30, 2026					Twelve Months Ended June 30, 2026

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$315,284	$429,910	$457,462	$101,361	$1,304,018	$324,995	$388,907	$407,296	$90,009	$1,211,207

Inflows	8,193	24,520	31,012	4,576	68,300	27,098	76,006	142,998	16,412	262,515

Outflows	(2,157)	(1,458)	(7,626)	(2,298)	(13,539)	(8,986)	(9,245)	(25,448)	(8,233)	(51,912)

Net Flows	6,036	23,062	23,385	2,278	54,761	18,112	66,761	117,550	8,180	210,603

Realizations	(6,615)	(11,023)	(13,495)	(710)	(31,843)	(29,650)	(45,682)	(65,720)	(3,412)	(144,464)

Market Activity	(555)	12,204	1,965	5,715	19,328	693	44,167	10,191	13,867	68,918

Ending Balance	$314,150	$454,152	$469,317	$108,644	$1,346,264	$314,150	$454,152	$469,317	$108,644	$1,346,264

% Change	(0)%	6%	3%	7%	3%	(3)%	17%	15%	21%	11%

Fee-Earning AUM Rollforward

($ in millions)

	Three Months Ended June 30, 2026					Twelve Months Ended June 30, 2026

	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total	Real Estate	Private Equity	Credit & Insurance	Multi-Asset Investing	Total

Beginning Balance	$277,503	$255,841	$313,255	$90,998	$937,596	$285,827	$232,160	$288,931	$80,196	$887,114

Inflows	6,090	15,363	17,225	4,613	43,291	21,183	51,975	79,237	15,987	168,382

Outflows	(1,106)	(4,117)	(5,256)	(2,122)	(12,601)	(6,083)	(14,934)	(19,381)	(7,612)	(48,010)

Net Flows	4,985	11,246	11,969	2,490	30,690	15,101	37,041	59,856	8,375	120,372

Realizations	(4,474)	(4,559)	(8,037)	(677)	(17,747)	(24,003)	(19,222)	(36,114)	(3,178)	(82,518)

Market Activity	(593)	5,289	1,054	5,303	11,053	496	17,839	5,568	12,721	36,624

Ending Balance	$277,420	$267,818	$318,241	$98,114	$961,593	$277,420	$267,818	$318,241	$98,114	$961,593

% Change	(0)%	5%	2%	8%	3%	(3)%	15%	10%	22%	8%

Inflows include contributions, capital raised, other increases in available capital (recallable capital and increased side-by-side commitments), purchases, inter-segment allocations and acquisitions. Outflows represent redemptions, client withdrawals and decreases in available capital (expired capital, expense drawdowns and decreased side-by-side commitments). Realizations represent realization proceeds from the disposition or other monetization of assets, current income or capital returned to investors from CLOs. Market Activity includes realized and unrealized gains (losses) on portfolio investments and the impact of foreign exchange rate fluctuations. AUM is reported in the segment where the assets are managed.	Blackstone | 16

DECONSOLIDATED BALANCE SHEET HIGHLIGHTS

▪	At June 30, 2026, Blackstone had $12.2 billion in total cash, cash equivalents, corporate treasury, and other investments and $22.7 billion of cash and net investments, or $18.23 per share.

▪	Blackstone has a $4.3 billion credit revolver ($3.5 billion undrawn) and maintains A+/A+ ratings.

($ in millions)	2Q’26

Cash and Cash Equivalents	$2,507

Corporate Treasury and Other Investments	9,735

GP/Fund Investments	2,968

Net Accrued Performance Revenues	7,468

Cash and Net Investments	$22,678

Outstanding Debt (at par)	13,192

Cash and Net Investments

(per share)

A+ / A+

rated by S&P and Fitch

$4.3B

credit revolver with

October 2030 maturity

$12.2B

total cash, corporate

treasury and other

Balance Sheet Highlights exclude the consolidated Blackstone Funds. Other Investments was $9.1 billion as of June 30, 2026, which was comprised of
$8.5 billion of liquid investments and $601 million of illiquid investments. See notes on pages 31 and 35 for additional details on non-GAAP balance sheet
measures.	Blackstone | 17

NET ACCRUED PERFORMANCE REVENUES - ADDITIONAL DETAIL

  ($ in millions, except per share data)

	2Q’25	1Q’26	2Q’26	2Q’26
				Per Share

Real Estate

BREP Global	$721	$549	$553	$0.44

BREP Europe	27	70	81	0.07

BREP Asia	98	101	114	0.09

BPP	45	86	114	0.09

BREDS	32	27	30	0.02

Real Estate	$923	$833	$891	$0.72

Private Equity

BCP Global	1,869	1,860	1,764	1.42

BCP Asia	344	216	262	0.21

Energy/Energy Transition	515	1,007	1,052	0.85

Core Private Equity	266	276	256	0.21

Tactical Opportunities	227	152	150	0.12

Secondaries	1,270	1,088	1,148	0.92

Infrastructure	247	772	936	0.75

Life Sciences	239	228	253	0.20

BTAS	236	257	262	0.21

Private Equity	$5,212	$5,855	$6,081	$4.89

Credit & Insurance	$369	$255	$252	$0.20

Multi-Asset Investing	$103	$56	$243	$0.20

Net Accrued Performance Revenues	$6,608	$7,000	$7,468	$6.00

2Q’26 QoQ Rollforward

($ in millions)

		Net	Net

		Performance	Realized

	1Q’26	Revenues	Distributions	2Q’26

Real Estate	$833	$339	$(281)	$891

Private Equity	5,855	732	(506)	6,081

Credit & Insurance	255	117	(119)	252

Multi-Asset Investing	56	201	(14)	243

Total	$7,000	$1,388	$(920)	$7,468

QoQ Change				7%

2Q’26 LTM Rollforward

($ in millions)

		Net	Net
		Performance	Realized
	2Q’25	Revenues	Distributions	2Q’26

Real Estate	$923	$884	$(915)	$891

Private Equity	5,212	2,624	(1,755)	6,081

Credit & Insurance	369	563	(680)	252

Multi-Asset Investing	103	550	(410)	243

Total	$6,608	$4,621	$(3,760)	$7,468

YoY Change				13%

Net Accrued Performance Revenues (“NAPR”) are presented net of performance compensation and excludes Performance Revenues realized but not yet distributed as of the reporting date and clawback amounts, if any, which are disclosed in the 10-K/Q. Real Estate and Private Equity include co-investments, as applicable. Per
Share calculations are based on end of period DE Shares Outstanding (see page 24, Share Summary).	Blackstone | 18

INVESTMENT RECORDS AS OF JUNE 30, 2026 (a)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total
Real Estate
Pre-BREP - BREP IV (Jan 1992 / Dec 2005)	$5,441,163	$-	$-	n/a	$12,219,526	2.0x	$12,219,526	2.0x	24%	24%
BREP V (Dec 2005 / Feb 2007)	5,539,418	-	2,331	n/a	13,468,476	2.3x	13,470,807	2.3x	11%	11%
BREP VI (Feb 2007 / Aug 2011)	11,060,122	-	1,748	n/a	27,765,450	2.5x	27,767,198	2.5x	13%	13%
BREP VII (Aug 2011 / Apr 2015)	13,506,800	845,588	867,492	0.4x	29,432,126	2.1x	30,299,618	1.9x	17%	14%
BREP VIII (Apr 2015 / Jun 2019)	16,651,125	1,215,310	8,377,561	1.3x	24,654,936	2.1x	33,032,497	1.8x	19%	11%
BREP IX (Jun 2019 / Aug 2022)	21,374,992	2,812,950	16,292,849	1.0x	12,614,323	1.9x	28,907,172	1.3x	30%	4%
*BREP X (Aug 2022 / Feb 2028)	30,643,847	16,025,374	18,765,019	1.3x	3,219,851	1.9x	21,984,870	1.3x	30%	12%
Total Global BREP	$104,217,467	$20,899,222	$44,307,000	1.1x	$123,374,688	2.2x	$167,681,688	1.7x	16%	14%
BREP Int’l I-II (Jan 2001 / Jun 2008) (e)	€2,453,920	€-	€-	n/a	€3,956,202	1.9x	€3,956,202	1.9x	12%	12%
BREP Europe III (Jun 2008 / Sep 2013)	3,205,420	86,085	17,071	0.1x	5,993,336	2.1x	6,010,407	2.0x	14%	13%
BREP Europe IV (Sep 2013 / Dec 2016)	6,676,611	598,954	624,365	0.6x	10,438,878	1.9x	11,063,243	1.7x	16%	11%
BREP Europe V (Dec 2016 / Oct 2019)	8,007,488	597,691	3,724,421	0.7x	6,902,190	3.8x	10,626,611	1.4x	40%	5%
BREP Europe VI (Oct 2019 / Sep 2023)	9,941,770	2,763,031	6,117,864	0.9x	4,049,113	2.4x	10,166,977	1.2x	62%	2%
*BREP Europe VII (Sep 2023 / Mar 2029)	9,762,262	5,734,678	4,873,649	1.3x	167,092	1.4x	5,040,741	1.3x	n/m	13%
Total BREP Europe	€40,047,471	€9,780,439	€15,357,370	0.9x	€31,506,811	2.2x	€46,864,181	1.5x	16%	9%
BREP Asia I (Jun 2013 / Dec 2017)	$4,262,075	$646,265	$1,209,142	1.7x	$7,685,485	2.0x	$8,894,627	1.9x	15%	12%
BREP Asia II (Dec 2017 / Mar 2022)	7,361,035	1,178,550	4,995,177	1.1x	3,404,324	1.6x	8,399,501	1.3x	11%	3%
*BREP Asia III (Mar 2022 / Sep 2027)	8,219,868	4,351,718	5,078,659	1.3x	503,885	1.8x	5,582,544	1.3x	34%	9%
Total BREP Asia	$19,842,978	$6,176,533	$11,282,978	1.3x	$11,593,694	1.8x	$22,876,672	1.5x	14%	7%
BREP Co-Investment (f)	8,691,884	551,495	1,564,893	1.2x	15,372,186	2.2x	16,937,079	2.1x	16%	16%
Total BREP	$179,426,235	$38,798,469	$74,435,691	1.1x	$188,783,012	2.2x	$263,218,703	1.7x	16%	13%
*BREDS High-Yield (Various) (g)	27,606,074	8,615,842	3,704,090	1.0x	26,072,271	1.3x	29,776,361	1.3x	10%	9%

Private Equity
Corporate Private Equity
BCP I-III (Oct 1987 / Nov 2002)	$6,187,603	$-	$-	n/a	$14,239,072	2.4x	$14,239,072	2.4x	19%	19%
BCOM (Jun 2000 / Jun 2006)	2,137,330	-	-	n/a	2,995,106	1.4x	2,995,106	1.4x	6%	6%
BCP IV (Nov 2002 / Dec 2005)	6,450,000	-	-	n/a	21,720,334	2.9x	21,720,334	2.9x	36%	36%
BCP V (Dec 2005 / Jan 2011)	21,009,112	982,018	-	n/a	38,870,191	1.9x	38,870,191	1.9x	8%	8%
BCP VI (Jan 2011 / May 2016)	15,192,032	1,340,945	2,127,333	3.1x	30,730,898	2.2x	32,858,231	2.2x	13%	12%
BCP VII (May 2016 / Feb 2020)	18,873,411	1,309,645	13,928,047	1.5x	24,466,786	2.6x	38,394,833	2.1x	24%	12%
BCP VIII (Feb 2020 / Apr 2024)	25,820,052	5,881,691	25,743,798	1.4x	10,795,620	2.4x	36,539,418	1.6x	26%	10%
*BCP IX (Apr 2024 / Apr 2030)	21,829,911	18,396,522	5,316,361	1.5x	293,543	1.5x	5,609,904	1.5x	n/m	24%
Energy I (Aug 2011 / Feb 2015)	2,435,007	170,540	-	n/a	4,897,287	2.0x	4,897,287	2.0x	12%	12%
Energy II (Feb 2015 / Feb 2020)	4,926,378	778,845	3,236,286	2.6x	6,342,126	1.8x	9,578,412	2.0x	9%	9%
Energy III (Feb 2020 / Jun 2024)	4,398,275	1,815,918	7,255,903	3.0x	5,060,366	3.0x	12,316,269	3.0x	33%	33%
Energy Transition IV (Jun 2024 / Jun 2026)	5,880,459	2,763,373	6,518,880	2.0x	157,155	1.7x	6,676,035	2.0x	n/m	94%
*Energy Transition V (Jun 2026 / Jun 2032)	5,671,639	5,671,639	-	n/a	-	n/a	-	n/a	n/a	n/a
BCP Asia I (Dec 2017 / Sep 2021)	2,437,080	417,510	1,275,730	1.3x	3,676,038	3.0x	4,951,768	2.3x	33%	19%
*BCP Asia II (Sep 2021 / Sep 2027)	6,843,926	3,570,292	6,463,390	1.9x	1,041,893	3.4x	7,505,283	2.0x	93%	27%
BCP Asia III (TBD)	13,100,000	13,100,000	-	n/a	-	n/a	-	n/a	n/a	n/a
Core Private Equity I (Jan 2017 / Mar 2021) (h)	4,760,130	1,193,521	6,588,435	2.1x	4,220,471	3.7x	10,808,906	2.5x	32%	14%
*Core Private Equity II (Mar 2021 / Mar 2027) (h)	8,244,519	6,007,302	5,420,354	1.5x	2,081,525	4.2x	7,501,879	1.8x	38%	16%
Total Corporate Private Equity	$176,196,864	$63,399,761	$83,874,517	1.7x	$171,588,411	2.3x	$255,462,928	2.0x	16%	15%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BREP – Blackstone Real Estate Partners, BREDS – Blackstone Real Estate Debt Strategies, BCP –
Blackstone Capital Partners, BCOM – Blackstone Communications.

* Represents funds that are currently in their investment period.

Blackstone | 19

INVESTMENT RECORDS AS OF JUNE 30, 2026 (a) – (CONT’D)

($/€ in thousands, except where noted) Fund (Investment Period Beginning Date / Ending Date)	Committed Capital	Available Capital (b)	Unrealized Investments		Realized Investments		Total Investments		Net IRRs (d)
			Value	MOIC (c)	Value	MOIC (c)	Value	MOIC (c)	Realized	Total

Private Equity (continued)
Tactical Opportunities
*Tactical Opportunities (Various)	33,780,643	14,441,280	13,027,191	1.2x	32,984,254	1.9x	46,011,445	1.6x	15%	10%
*Tactical Opportunities Co-Investment and Other (Various)	10,477,806	1,084,293	3,558,538	1.3x	12,089,490	1.8x	15,648,028	1.7x	18%	15%
Total Tactical Opportunities	$44,258,449	$15,525,573	$16,585,729	1.2x	$45,073,744	1.9x	$61,659,473	1.6x	16%	11%

Growth

BXG I (Jul 2020 / Feb 2025)	4,961,566	292,405	5,152,451	1.2x	670,399	1.3x	5,822,850	1.2x	n/m	2%

*BXG II (Feb 2025 / Feb 2030)	4,610,169	3,742,666	854,654	1.1x	9,154	n/m	863,808	1.1x	n/m	n/m
Total Growth	$9,571,735	$4,035,071	$6,007,105	1.2x	$679,553	1.3x	$6,686,658	1.2x	n/m	2%

Strategic Partners (Secondaries)

Strategic Partners I-V (Various) (i)	11,035,527	9,572	2,126	n/a	16,796,758	n/a	16,798,884	1.7x	n/a	13%

Strategic Partners VI (Apr 2014 / Apr 2016) (i)	4,362,772	379,409	420,348	n/a	4,665,673	n/a	5,086,021	1.7x	n/a	13%

Strategic Partners VII (May 2016 / Mar 2019) (i)	7,489,970	1,605,255	2,258,612	n/a	8,553,876	n/a	10,812,488	1.9x	n/a	15%

Strategic Partners Real Assets II (May 2017 / Jun 2020) (i)	1,749,807	595,603	1,351,477	n/a	1,397,378	n/a	2,748,855	1.9x	n/a	15%

Strategic Partners VIII (Mar 2019 / Oct 2021) (i)	10,763,600	3,410,713	5,873,822	n/a	9,027,494	n/a	14,901,316	1.7x	n/a	17%

*Strategic Partners Real Estate, SMA and Other (Various) (i)	7,055,591	1,224,720	3,165,936	n/a	2,940,627	n/a	6,106,563	1.4x	n/a	10%

Strategic Partners Infrastructure III (Jun 2020 / Jun 2024) (i)	3,250,100	666,246	2,626,038	n/a	884,418	n/a	3,510,456	1.6x	n/a	15%

Strategic Partners IX (Oct 2021 / Mar 2026) (i)	19,692,625	1,504,371	19,455,372	n/a	1,307,669	n/a	20,763,041	1.5x	n/a	17%

*Strategic Partners GP Solutions (Jun 2021 / Dec 2026) (i)	2,095,211	342,116	1,295,854	n/a	94,182	n/a	1,390,036	1.1x	n/a	(0)%

*Strategic Partners Infrastructure IV (Jul 2024 / Sep 2029) (i)	4,837,949	3,501,386	406,950	n/a	-	n/a	406,950	1.9x	n/a	n/m

*Strategic Partners X (Mar 2026 / May 2031) (i)	11,024,493	8,606,558	-	n/a	-	n/a	-	n/a	n/a	n/a
Total Strategic Partners (Secondaries)	$83,357,645	$21,845,949	$36,856,535	n/a	$45,668,075	n/a	$82,524,610	1.6x	n/a	14%

Life Sciences

Clarus IV (Jan 2018 / Jan 2020)	910,000	40,291	517,753	2.0x	817,615	1.6x	1,335,368	1.7x	10%	9%

BXLS V (Jan 2020 / Mar 2025)	5,056,620	2,303,560	5,195,969	2.1x	1,854,239	1.8x	7,050,208	2.0x	11%	17%

*BXLS VI (Mar 2025 / Mar 2031)	6,486,870	6,375,163	437,377	n/m	-	n/a	437,377	n/m	n/a	n/m

Credit
Mezzanine / Opportunistic I (Jul 2007 / Oct 2011)	$2,000,000	$-	$-	n/a	$4,809,113	1.6x	$4,809,113	1.6x	n/a	17%
Mezzanine / Opportunistic II (Nov 2011 / Nov 2016)	4,120,000	993,260	57,792	0.5x	6,687,961	1.4x	6,745,753	1.4x	n/a	9%
Mezzanine / Opportunistic III (Sep 2016 / Jan 2021)	6,639,133	1,081,586	787,485	1.2x	9,939,495	1.5x	10,726,980	1.5x	n/a	11%
Mezzanine / Opportunistic IV (Jan 2021 / Aug 2025)	5,016,771	1,368,541	3,047,474	1.1x	4,156,400	1.5x	7,203,874	1.3x	n/a	11%
*Mezzanine / Opportunistic V (Aug 2025 / Aug 2029)	7,630,000	6,911,455	693,976	1.1x	206,964	1.2x	900,940	1.1x	n/a	n/m
Total Mezzanine / Opportunistic	$25,405,904	$10,354,842	$4,586,727	1.1x	$25,799,933	1.5x	$30,386,660	1.4x	n/a	13%
Stressed / Distressed I (Sep 2009 / May 2013)	3,253,143	-	-	n/a	5,777,098	1.3x	5,777,098	1.3x	n/a	9%
Stressed / Distressed II (Jun 2013 / Jun 2018)	5,125,000	547,430	-	n/a	5,564,200	1.1x	5,564,200	1.1x	n/a	0%
Stressed / Distressed III (Dec 2017 / Dec 2022)	7,356,380	1,085,652	1,022,304	1.2x	5,934,391	1.3x	6,956,695	1.3x	n/a	9%
Total Stressed / Distressed	$15,734,523	$1,633,082	$1,022,304	1.2x	$17,275,689	1.2x	$18,297,993	1.2x	n/a	7%
European Senior Debt I (Feb 2015 / Feb 2019)	€1,964,689	€67,044	€159,420	0.3x	€2,999,625	1.3x	€3,159,045	1.1x	n/a	1%

European Senior Debt II (Jun 2019 / Jun 2023) (j)	4,088,344	861,672	2,174,148	0.9x	4,891,963	1.7x	7,066,111	1.3x	n/a	8%

Total European Senior Debt	€6,053,033	€928,716	€2,333,568	0.8x	€7,891,588	1.5x	€10,225,156	1.2x	n/a	6%
Energy I (Nov 2015 / Nov 2018)	$2,856,867	$1,154,819	$70,845	1.3x	$3,556,730	1.5x	$3,627,575	1.5x	n/a	10%
Energy II (Feb 2019 / Jun 2023)	3,616,081	1,456,014	423,972	1.3x	3,554,034	1.4x	3,978,006	1.4x	n/a	16%

*Energy III (May 2023 / May 2028)	6,477,000	4,193,381	2,425,168	1.0x	3,298,003	1.3x	5,723,171	1.2x	n/a	15%

Total Energy	$12,949,948	$6,804,214	$2,919,985	1.0x	$10,408,767	1.4x	$13,328,752	1.3x	n/a	12%
*Senior Direct Lending (Various) (k)	2,820,243	1,233,828	2,692,761	1.1x	341,891	1.2x	3,034,652	1.1x	n/a	9%
Total Credit Drawdown Funds (l)	$63,816,276	$21,087,768	$13,889,746	1.0x	$63,217,193	1.4x	$77,106,939	1.3x	n/a	10%

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes on pages 21-22. BXG – Blackstone Growth, BXLS – Blackstone Life Sciences.

* Represents funds that are currently in their investment period.

Blackstone | 20

INVESTMENT RECORDS AS OF JUNE 30, 2026 (a) – (CONT’D)

Selected Perpetual Capital Strategies(m)

($/€ in thousands, except where noted)	Investment	Total	Total Net

Strategy (Inception Year)	Strategy	AUM	Return (n)

Real Estate

BPP - Blackstone Property Partners Platform (2013) (o)	Core+ Real Estate	$57,749,790	2%

BREIT - Blackstone Real Estate Income Trust (2017) (p)	Core+ Real Estate	56,551,910	9%

BREIT - Class I (q)	Core+ Real Estate		9%

BXMT - Blackstone Mortgage Trust (2013) (r)	Real Estate Debt	6,255,948	6%

Private Equity

BXGP - Blackstone GP Stakes (2014) (s)	Minority GP Interests	10,017,197	12%

BIP - Blackstone Infrastructure Partners (2019) (t)	Infrastructure	74,964,704	18%

BXINFRA - Blackstone Infrastructure Strategies Fund Program (2025) (u)	Infrastructure	5,979,642	15%

BXINFRA - Class I (v)	Infrastructure		16%

BXPE - Blackstone Private Equity Strategies Fund Program (2024) (w)	Private Equity	25,312,193	19%

BXPE - Class I (x)	Private Equity		20%

Credit

BXSL - Blackstone Secured Lending Fund (2018) (y)	U.S. Direct Lending	16,585,488	11%

BCRED - Blackstone Private Credit Fund (2021) (z)	U.S. Direct Lending	94,623,700	9%

BCRED - Class I (aa)	U.S. Direct Lending		9%

ECRED - Blackstone European Credit Fund (2022) (ab)	European Direct Lending	€5,248,866	9%

ECRED - Class I (ac)	European Direct Lending		9%

Investment Records as of June 30, 2026 - Notes

(a)	Excludes investment vehicles where Blackstone does not earn fees.

(b)

Available Capital represents total investable capital commitments, including side-by-side, adjusted for certain expenses and expired or recallable capital and may include leverage, less invested capital. This amount is not reduced by outstanding commitments to investments.

(c)	Multiple of Invested Capital (“MOIC”) represents carrying value, before management fees, expenses and Performance Revenues, divided by invested capital.

(d)

Unless otherwise indicated, Net Internal Rate of Return (“IRR”) represents the annualized inception to June 30, 2026 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of limited partner cash flows. Initial inception date of cash flows may differ from the Investment Period Beginning Date.

(e)

The 12% Realized Net IRR and 12% Total Net IRR exclude investors that opted out of the Hilton investment opportunity. Overall BREP International I-II performance reflects a 10% Realized Net IRR and a 10% Total Net IRR.

(f)

BREP Co-Investment represents co-investment capital raised for various BREP investments. The Net IRR reflected is calculated by aggregating each co-investment’s realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues.

(g)	BREDS High-Yield represents the flagship real estate debt drawdown funds only.

(h)	Blackstone Core Equity Partners is a core private equity strategy which invests with a more modest risk profile and longer hold period than traditional private equity.

(i)

Strategic Partners’ Unrealized Investment Value, Realized Investment Value, Total Investment Value, Total MOIC and Total Net IRRs are reported on a three-month lag and therefore do not include the impact of economic and market activities in the current quarter. Realizations are treated as returns of capital until fully recovered and therefore Unrealized and Realized MOICs and Realized Net IRRs are not applicable. Committed Capital and Available Capital are presented as of the current quarter.

(j)

European Senior Debt II IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 12% and 7%, respectively, for the levered and unlevered funds of the strategy.

(k)

Senior Direct Lending IRR represents the blended return across the commingled levered and unlevered funds within the strategy. The total net returns were 10% and 7%, respectively, for the levered and unlevered funds of the strategy.

The returns presented herein represent those of the applicable Blackstone Funds and not those of Blackstone Inc. n/m represents “not meaningful” generally due to the limited time since initial investment. n/a represents “not applicable”. Notes continue on page 22.	Blackstone | 21

INVESTMENT RECORDS AS OF JUNE 30, 2026 (a) – (CONT’D)

(l)	Funds presented represent the flagship credit drawdown funds only. The Total Credit Net IRR is the combined IRR of the credit drawdown funds presented.

(m)

Represents the performance for select Perpetual Capital Strategies; strategies excluded consist primarily of (1) investment strategies that have been investing for less than one year, (2) perpetual capital assets managed for certain insurance clients, and (3) investment vehicles where Blackstone does not earn fees.

(n)

Unless otherwise indicated, Total Net Return represents the annualized inception to June 30, 2026 IRR on total invested capital based on realized proceeds and unrealized value, as applicable, after management fees, expenses and Performance Revenues. IRRs are calculated using actual timing of investor cash flows. Initial inception date of cash flows occurred during the Inception Year.

(o)

BPP represents the aggregate Total AUM and Total Net Return of the BPP Platform, which comprises over 30 fund, co-investment and separately managed account vehicles. It includes certain vehicles managed as part of the BPP Platform but not classified as Perpetual Capital. As of June 30, 2026, these vehicles represented $4.4 billion of Total AUM.

(p)

The BREIT Total Net Return reflects a per share blended return, assuming BREIT had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 1, 2017.

(q)

Represents the Total Net Return for BREIT’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BREIT. Class I Total Net Return is presented on an annualized basis and is from January 1, 2017.

(r)	The BXMT Total Net Return reflects annualized market return of a shareholder invested in BXMT since inception, May 22, 2013, assuming reinvestment of all dividends received during the period.

(s)

Blackstone GP Stakes (“BXGP”) represents the aggregate Total AUM and Total Net Return of BSCH I and II funds that invest as part of the Secondaries GP Stakes strategy, which targets minority investments in the general partners of private equity and other private-market alternative asset management firms globally. As of June 30, 2026, including vehicles that are not classified as Perpetual Capital and co-investment vehicles that do not pay fees, BXGP Total AUM was $13.1 billion.

(t)

BIP represents the aggregate Total AUM and Total Net Return of infrastructure-focused funds and co-investment vehicles for institutional investors with a primary focus on the U.S. and Europe. As of June 30, 2026, including co-investment vehicles that do not pay fees, BIP Total AUM was $85.6 billion.

(u)

The BXINFRA Total Net Return reflects a per share blended return, assuming the BXINFRA Fund Program had a single vehicle and a single share class, reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BXINFRA. This return is not representative of the return experienced by any particular vehicle, investor or share class. For purposes of calculating the blended return, U.S. dollar equivalent returns have been included for share classes that are denominated in a foreign currency that are not hedged. Total net return is from January 2, 2025 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation. BXINFRA Total AUM reflects net asset value as of June 30, 2026. BXINFRA AUM, to the extent managed by a different business, is reported in such business for the purposes of segment AUM reporting.

(v)

Represents the blended Total Net Return for BXINFRA Fund Program Class I shares, the largest share class across vehicles. Performance varies by vehicle and share class. Class I Total Net Return assumes reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by the Class I shares. For purposes of calculating the blended Class I return, U.S. dollar equivalent returns have been included for share classes that are denominated in a foreign currency that are not hedged. The Class I Total Net Return is from January 2, 2025 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation.

(w)

The BXPE Total Net Return reflects a per share blended return, assuming the BXPE Fund Program had a single vehicle and a single share class, reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BXPE. This return is not representative of the return experienced by any particular vehicle, investor or share class. For purposes of calculating the blended return, U.S. dollar equivalent returns have been included for share classes that are denominated in a foreign currency that are not hedged. Total net return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation. BXPE Total AUM reflects net asset value as of June 30, 2026. BXPE AUM, to the extent managed by a different business, is reported in such business for the purposes of segment AUM reporting.

(x)

Represents the blended Total Net Return for BXPE Fund Program Class I shares, the largest share class across vehicles. Performance varies by vehicle and share class. Class I Total Net Return assumes reinvestment of any dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by the Class I shares. For purposes of calculating the blended Class I return, U.S. dollar equivalent returns have been included for share classes that are denominated in a foreign currency that are not hedged. Class I Total Net Return is from January 2, 2024 and any share class or vehicle that has an inception date of less than one year from such latest reporting date is excluded from the calculation.

(y)

The BXSL Total AUM and Total Net Return are presented as of March 31, 2026. BXSL Total Net Return reflects the change in NAV per share, plus distributions per share (assuming dividends and distributions are reinvested in accordance with BXSL’s dividend reinvestment plan) divided by the beginning NAV per share. Total Net Returns are presented on an annualized basis and are from November 20, 2018.

(z)

The BCRED Total Net Return reflects a per share blended return, assuming BCRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from January 7, 2021. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. BCRED net asset value as of June 30, 2026 was $42.8 billion.

(aa)

Represents the Total Net Return for BCRED’s Class I shares, its largest share class. Performance varies by share class. Class I Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by BCRED. Class I Total Net Return is presented on an annualized basis and is from January 7, 2021.

(ab)

The ECRED Total Net Return reflects a per share blended return, assuming ECRED had a single share class, reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. This return is not representative of the return experienced by any particular investor or share class. Total Net Return is presented on an annualized basis and is from October 3, 2022. Total AUM reflects gross asset value plus amounts borrowed or available to be borrowed under certain credit facilities. ECRED net asset value as of June 30, 2026 was €2.6 billion.

(ac)

Represents the Total Net Return for ECRED’s Class I shares, its largest share class. Performance varies by share class. Total Net Return assumes reinvestment of all dividends received during the period, and no upfront selling commission, net of all fees and expenses incurred by ECRED. Class I Total Net Return is presented on an annualized basis and is from October 3, 2022.

Blackstone | 22

SHAREHOLDER DIVIDENDS

▪	Generated $1.52 of Distributable Earnings per common share during the quarter, bringing the YTD amount to $2.88 per common share.

▪	Blackstone declared a quarterly dividend of $1.29 per common share to record holders as of August 3, 2026; payable on August 10, 2026.

						% Change			% Change

($ in thousands, except per share data)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	vs. 2Q’25	2Q’25 YTD	2Q’26 YTD	vs. 2Q’25 YTD

Distributable Earnings	$1,565,763	$1,889,487	$2,244,809	$1,764,838	$ 1,977,249	26%	$2,976,568	$3,742,087	26%

Add: Other Payables Attributable to Common Shareholders	142,664	26,913	167,504	160,943	166,382	17%	281,089	327,325	16%

DE Before Certain Payables	1,708,427	1,916,400	2,412,313	1,925,781	2,143,631	25%	3,257,657	4,069,412	25%

Percent to Common Shareholders	64%	64%	64%	64%	64%		63%	64%

DE Before Certain Payables Attributable to Common Shareholders	1,086,833	1,220,339	1,537,540	1,229,664	1,378,635	27%	2,067,273	2,608,299	26%

Less: Other Payables Attributable to Common Shareholders	(142,664)	(26,913)	(167,504)	(160,943)	(166,382)	17%	(281,089)	(327,325)	16%

DE Attributable to Common Shareholders	944,169	1,193,426	1,370,036	1,068,721	1,212,253	28%	1,786,184	2,280,974	28%

DE per Common Share	$1.21	$1.52	$1.75	$1.36	$ 1.52	26%	$2.30	$2.88	25%

Less: Retained Capital per Common Share	$(0.18)	$(0.23)	$(0.26)	$(0.20)	$ (0.23)	28%	$(0.34)	$(0.43)	26%

Actual Dividend per Common Share	$1.03	$1.29	$1.49	$1.16	$ 1.29	25%	$1.96	$2.45	25%

Record Date					Aug 3, 2026

Payable Date					Aug 10, 2026

A detailed description of Blackstone’s dividend policy and the definition of Distributable Earnings can be found on pages 36-38, Definitions and Dividend Policy. See additional notes on page 35.	Blackstone | 23

SHARE SUMMARY

▪	Distributable Earnings Shares Outstanding as of quarter end of 1,244 million shares.

–	Repurchased 0.2 million common shares in the quarter and 0.8 million common shares over the LTM.

–	Available authorization remaining was $1.6 billion at June 30, 2026.

	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26

Participating Common Shares	782,567,390	782,728,403	783,183,010	785,497,027	799,934,579

Participating Partnership Units	447,574,842	446,455,699	445,586,312	444,672,720	443,878,452

Distributable Earnings Shares Outstanding	1,230,142,232	1,229,184,102	1,228,769,322	1,230,169,747	1,243,813,031

Participating Common Shares and Participating Partnership Units include both issued and outstanding shares and unvested shares that participate in dividends.	Blackstone | 24

Reconciliations and Disclosures

Blackstone | 25

BLACKSTONE’S SECOND QUARTER 2026 GAAP CONSOLIDATED STATEMENTS OF OPERATIONS

($ in thousands, except per share data) (unaudited)	2Q’25	2Q’26	2Q’25 YTD	2Q’26 YTD	2Q’25 LTM	2Q’26 LTM

Revenues

Management and Advisory Fees, Net	$2,035,495	$2,266,006	$3,939,812	$4,414,626	$7,614,287	$8,550,415

Incentive Fees	195,414	159,080	387,239	324,499	983,777	915,462

Investment Income

Performance Allocations

Realized	829,820	1,365,175	1,391,870	2,468,348	3,665,458	4,738,721

Unrealized	313,283	587,140	576,484	870,592	379,719	937,171

Principal Investments

Realized	97,171	105,585	282,713	248,605	462,329	663,524

Unrealized	365,391	414,821	524,104	29,819	474,848	(245,981)

Total Investment Income	1,605,665	2,472,721	2,775,171	3,617,364	4,982,354	6,093,435

Interest and Dividend Revenue	100,389	134,224	197,809	242,164	406,130	460,448

Other	(225,063)	11,947	(298,673)	62,920	(239,431)	90,720

Total Revenues	$3,711,900	$5,043,978	$7,001,358	$8,661,573	$13,747,117	$16,110,480

Expenses

Compensation and Benefits

Compensation	870,358	963,026	1,899,720	2,129,923	3,386,499	3,901,396

Incentive Fee Compensation	67,363	49,716	124,392	104,084	347,132	254,594

Performance Allocations Compensation

Realized	331,191	565,264	573,081	998,713	1,485,668	1,723,104

Unrealized	152,618	236,129	256,177	325,830	113,618	446,615

Total Compensation and Benefits	1,421,530	1,814,135	2,853,370	3,558,550	5,332,917	6,325,709

General, Administrative and Other	360,817	409,110	693,190	781,931	1,373,221	1,613,289

Interest Expense	135,822	145,023	253,937	282,076	480,806	536,453

Fund Expenses	14,434	7,344	26,538	15,348	36,304	38,026

Total Expenses	$1,932,603	$2,375,612	$3,827,035	$4,637,905	$7,223,248	$8,513,477

Other Income

Change in Tax Receivable Agreement Liability	-	-	-	-	(41,246)	6,591

Net Gains from Fund Investment Activities	136,330	140,086	193,905	239,841	256,822	463,333

Total Other Income	$136,330	$140,086	$193,905	$239,841	$215,576	$469,924

Income Before Provision for Taxes	$1,915,627	$2,808,452	$3,368,228	$4,263,509	$6,739,445	$8,066,927

Provision for Taxes	289,494	452,386	533,321	649,536	1,011,075	1,241,238

Net Income	$1,626,133	$2,356,066	$2,834,907	$3,613,973	$5,728,370	$6,825,689

Net Income Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	18,209	5,154	26,109	26,164	4,231	45,555

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	240,836	175,649	341,383	293,016	611,799	612,201

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	602,844	946,074	1,088,319	1,415,875	2,248,536	2,648,897

Net Income Attributable to Blackstone Inc.	$764,244	$1,229,189	$1,379,096	$1,878,918	$2,863,804	$3,519,036

Net Income Per Share of Common Stock, Basic	$0.98	$1.54	$1.77	$2.37	$3.71	$4.47

Net Income Per Share of Common Stock, Diluted	$0.98	$1.54	$1.77	$2.37	$3.71	$4.47

Blackstone | 26

RECONCILIATION OF GAAP TO NON-GAAP MEASURES

	QTD					YTD		LTM

($ in thousands)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2Q’25	2Q’26	2Q’25	2Q’26

Net Income Attributable to Blackstone Inc.	$764,244	$624,917	$1,015,201	$649,729	$1,229,189	$1,379,096	$1,878,918	$2,863,804	$3,519,036

Net Income Attributable to Non-Controlling Interests in Blackstone Holdings	602,844	457,110	775,912	469,801	946,074	1,088,319	1,415,875	2,248,536	2,648,897

Net Income Attributable to Non-Controlling Interests in Consolidated Entities	240,836	125,890	193,295	117,367	175,649	341,383	293,016	611,799	612,201

Net Income (Loss) Attributable to Redeemable Non-Controlling Interests in Consolidated Entities	18,209	29,008	(9,617)	21,010	5,154	26,109	26,164	4,231	45,555

Net Income	$1,626,133	$1,236,925	$1,974,791	$1,257,907	$2,356,066	$2,834,907	$3,613,973	$5,728,370	$6,825,689

Provision for Taxes	289,494	209,657	382,045	197,150	452,386	533,321	649,536	1,011,075	1,241,238

Income Before Provision for Taxes	$1,915,627	$1,446,582	$2,356,836	$1,455,057	$2,808,452	$3,368,228	$4,263,509	$6,739,445	$8,066,927

Transaction-Related and Non-Recurring Items (a)	10,381	(9,412)	(6,822)	6,967	71	29,205	7,038	28,418	(9,196)

Amortization of Intangibles (b)	7,333	7,333	7,327	7,288	7,288	14,666	14,576	29,332	29,236

Impact of Consolidation (c)	(259,045)	(154,898)	(183,678)	(138,377)	(180,803)	(367,492)	(319,180)	(616,030)	(657,756)

Unrealized Performance Revenues (d)	(313,256)	215,872	(282,372)	(283,355)	(587,150)	(576,457)	(870,505)	(379,689)	(937,005)

Unrealized Performance Allocations Compensation (e)	152,618	(31,547)	152,332	89,701	236,129	256,177	325,830	113,618	446,615

Unrealized Principal Investment (Income) Loss (f)	(294,093)	216,084	67,826	322,136	(443,186)	(455,350)	(121,050)	(322,367)	162,860

Other Revenues (g)	225,083	(28,702)	1,174	(50,928)	(11,898)	298,718	(62,826)	239,840	(90,354)

Equity-Based Compensation (h)	312,018	301,562	358,364	561,217	353,753	783,320	914,970	1,329,267	1,574,896

Administrative Fee Adjustment (i)	4,112	4,097	3,942	4,568	4,426	8,298	8,994	14,946	17,033

Taxes and Related Payables (j)	(195,015)	(77,484)	(230,120)	(209,436)	(209,833)	(382,745)	(419,269)	(752,069)	(726,873)

Distributable Earnings	$1,565,763	$1,889,487	$2,244,809	$1,764,838	$1,977,249	$2,976,568	$3,742,087	$6,424,711	$7,876,383

Taxes and Related Payables (j)	195,015	77,484	230,120	209,436	209,833	382,745	419,269	752,069	726,873

Net Interest and Dividend (Income) Loss (k)	24,643	18,552	17,276	22,118	10,606	45,173	32,724	65,384	68,552

Total Segment Distributable Earnings	$1,785,421	$1,985,523	$2,492,205	$1,996,392	$2,197,688	$3,404,486	$4,194,080	$7,242,164	$8,671,808

Realized Performance Revenues (l)	(553,121)	(744,953)	(1,057,432)	(780,494)	(730,885)	(1,013,144)	(1,511,379)	(2,220,893)	(3,313,764)

Realized Performance Compensation (m)	256,624	302,642	310,405	364,056	344,124	477,548	708,180	924,713	1,321,227

Realized Principal Investment (Income) Loss (n)	(29,421)	(62,535)	(209,877)	(31,973)	(27,499)	(147,331)	(59,472)	(213,347)	(331,884)

Fee Related Earnings	$1,459,503	$1,480,677	$1,535,301	$1,547,981	$1,783,428	$2,721,559	$3,331,409	$5,732,637	$6,347,387

Adjusted EBITDA Reconciliation

Distributable Earnings	$1,565,763	$1,889,487	$2,244,809	$1,764,838	$1,977,249	$2,976,568	$3,742,087	$6,424,711	$7,876,383

Interest Expense (o)	125,033	126,090	128,022	130,058	144,830	242,983	274,888	471,336	529,000

Taxes and Related Payables (j)	195,015	77,484	230,120	209,436	209,833	382,745	419,269	752,069	726,873

Depreciation and Amortization (p)	26,642	24,015	26,102	26,138	25,772	48,868	51,910	96,235	102,027

Adjusted EBITDA	$1,912,453	$2,117,076	$2,629,053	$2,130,470	$2,357,684	$3,651,164	$4,488,154	$7,744,351	$9,234,283

Notes on pages 28-29.	Blackstone | 27

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES

Note:  See pages 36-38, Definitions and Dividend Policy.

(a)

This adjustment removes Transaction-Related and Non-Recurring Items, which are excluded from Blackstone’s segment presentation. Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

(b)	This adjustment removes the amortization of transaction-related intangibles, which are excluded from Blackstone’s segment presentation.
(c)

This adjustment reverses the effect of consolidating Blackstone Funds, which are excluded from Blackstone’s segment presentation. This adjustment includes the elimination of Blackstone’s interest in these funds and the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(d)

This adjustment removes Unrealized Performance Revenues on a segment basis. The Segment Adjustment represents the add back of performance revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.

	QTD					YTD		LTM

($ in thousands)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2Q’25	2Q’26	2Q’25	2Q’26

GAAP Unrealized Performance Allocations	$313,283	$(215,818)	$282,397	$283,452	$587,140	$576,484	$870,592	$379,719	$937,171

Segment Adjustment	(27)	(54)	(25)	(97)	10	(27)	(87)	(30)	(166)

Unrealized Performance Revenues	$313,256	$(215,872)	$282,372	$283,355	$587,150	$576,457	$870,505	$379,689	$937,005

(e)   This adjustment removes Unrealized Performance Allocations Compensation.

(f)  This adjustment removes Unrealized Principal Investment Income on a segment basis. The Segment Adjustment represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

	QTD					YTD		LTM

($ in thousands)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2Q’25	2Q’26	2Q’25	2Q’26

GAAP Unrealized Principal Investment Income (Loss)	$365,391	$(238,658)	$(37,142)	$(385,002)	$414,821	$524,104	$29,819	$474,848	$(245,981)

Segment Adjustment	(71,298)	22,574	(30,684)	62,866	28,365	(68,754)	91,231	(152,481)	83,121

Unrealized Principal Investment Income (Loss)	$294,093	$(216,084)	$(67,826)	$(322,136)	$443,186	$455,350	$121,050	$322,367	$(162,860)

(g) This adjustment removes Other Revenues on a segment basis. The Segment Adjustment represents the removal of certain Transaction-Related and Non-Recurring Items.

	QTD					YTD		LTM

($ in thousands)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2Q’25	2Q’26	2Q’25	2Q’26

GAAP Other Revenue	$(225,063)	$28,702	$(902)	$50,973	$11,947	$(298,673)	$62,920	$(239,431)	$90,720

Segment Adjustment	(20)	-	(272)	(45)	(49)	(45)	(94)	(409)	(366)

Other Revenues	$(225,083)	$28,702	$(1,174)	$50,928	$11,898	$(298,718)	$62,826	$(239,840)	$90,354

(h)	This adjustment removes Equity-Based Compensation on a segment basis.
(i)

This adjustment adds an amount equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

Blackstone | 28

RECONCILIATION OF GAAP TO NON-GAAP MEASURES – NOTES (CONT’D)

(j)

Taxes represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and adjusted for impacts of divestitures and tax contingencies. For interim periods, taxes are calculated using the preferred annualized effective tax rate approach. Related Payables represent tax-related payables including the amount payable to holders of the Tax Receivable Agreements based on expected tax savings generated in the current period. Please refer to page 36 for the full definition of Taxes and Related Payables.

	QTD					YTD		LTM

($ in thousands)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2Q’25	2Q’26	2Q’25	2Q’26

Taxes	$167,162	$49,719	$196,234	$178,757	$179,996	$329,697	$358,753	$636,676	$604,706

Related Payables	27,853	27,765	33,886	30,679	29,837	53,048	60,516	115,393	122,167

Taxes and Related Payables	$195,015	$77,484	$230,120	$209,436	$209,833	$382,745	$419,269	$752,069	$726,873

(k)   This adjustment removes Interest and Dividend Revenue less Interest Expense on a segment basis. The Segment Adjustment represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

	QTD					YTD		LTM

($ in thousands)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2Q’25	2Q’26	2Q’25	2Q’26

GAAP Interest and Dividend Revenue	$100,389	$107,538	$110,746	$107,940	$134,224	$197,809	$242,164	$406,130	$460,448

Segment Adjustment	1	-	-	-	-	1	-	(178)	-

Interest and Dividend Revenue	$100,390	$107,538	$110,746	$107,940	$134,224	$197,810	$242,164	$405,952	$460,448

GAAP Interest Expense	$135,822	$126,288	$128,089	$137,053	$145,023	$253,937	$282,076	$480,806	$536,453

Segment Adjustment	(10,789)	(198)	(67)	(6,995)	(193)	(10,954)	(7,188)	(9,470)	(7,453)

Interest Expense	$125,033	$126,090	$128,022	$130,058	$144,830	$242,983	$274,888	$471,336	$529,000
Net Interest and Dividend Income (Loss)	$(24,643)	$(18,552)	$(17,276)	$(22,118)	$(10,606)	$(45,173)	$(32,724)	$(65,384)	$(68,552)

(l)   This adjustment removes the total segment amount of Realized Performance Revenues.

(m)  This adjustment removes the total segment amount of Realized Performance Compensation.

(n)   This adjustment removes the total segment amount of Realized Principal Investment Income.

(o)   This adjustment adds back Interest Expense on a segment basis, excluding interest expense related to the Tax Receivable Agreement.

(p)   This adjustment adds back Depreciation and Amortization on a segment basis.

Reconciliation of GAAP Shares of Common Stock Outstanding to Distributable Earnings Shares Outstanding

	QTD

	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26

GAAP Shares of Common Stock Outstanding	739,055,944	747,812,724	748,688,068	751,535,403	752,601,287

Unvested Participating Common Shares	43,511,446	34,915,679	34,494,942	33,961,624	47,333,292

Total Participating Common Shares	782,567,390	782,728,403	783,183,010	785,497,027	799,934,579

Participating Partnership Units	447,574,842	446,455,699	445,586,312	444,672,720	443,878,452

Distributable Earnings Shares Outstanding	1,230,142,232	1,229,184,102	1,228,769,322	1,230,169,747	1,243,813,031

Disclosure of Weighted-Average Shares Common Stock Outstanding

	QTD					YTD		LTM

	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2Q’25	2Q’26	2Q’25	2Q’26

Total GAAP Weighted-Average Shares of Common Stock Outstanding—Basic	782,386,121	782,633,394	783,106,052	785,332,239	799,882,459	777,120,501	792,647,549	772,754,797	787,718,453

Weighted-Average Shares of Unvested Deferred Restricted Common Stock	15,116	47,741	87,397	964,071	14,976	326,667	489,524	195,783	278,546

Total GAAP Weighted-Average Shares of Common Stock Outstanding—Diluted	782,401,237	782,681,135	783,193,449	786,296,310	799,897,435	777,447,168	793,137,073	772,950,580	787,996,999

Blackstone | 29

BLACKSTONE’S SECOND QUARTER 2026 GAAP CONDENSED CONSOLIDATED STATEMENTS OF FINANCIAL CONDITION

($ in thousands) (unaudited)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26

Assets

Cash and Cash Equivalents	$2,235,499	$2,430,690	$2,631,241	$2,448,485	$2,507,073

Cash Held by Blackstone Funds and Other	313,950	401,558	223,441	261,955	266,230

Investments	31,135,504	31,528,443	32,212,111	32,747,619	34,587,729

Accounts Receivable	357,858	543,209	291,758	572,832	692,055

Due from Affiliates	5,516,820	5,845,843	6,357,462	6,395,165	6,218,066

Intangible Assets, Net	147,294	140,458	131,359	122,324	113,288

Goodwill	1,890,202	1,890,202	1,890,202	1,890,202	1,890,202

Other Assets	877,000	900,582	1,157,719	1,035,171	996,506

Right-of-Use Assets	793,690	773,030	757,459	786,276	743,127

Deferred Tax Assets	2,105,277	2,100,275	2,056,223	2,066,953	1,877,944

Total Assets	$45,373,094	$46,554,290	$47,708,975	$48,326,982	$49,892,220

Liabilities and Equity

Loans Payable	$12,008,870	$12,002,650	$12,445,144	$13,280,285	$13,194,730

Due to Affiliates	2,802,514	3,000,083	3,224,432	3,244,627	3,484,356

Accrued Compensation and Benefits	6,065,974	6,385,958	6,411,389	6,396,285	6,844,156

Operating Lease Liabilities	918,887	886,135	861,021	881,566	832,586

Accounts Payable, Accrued Expenses and Other Liabilities	2,497,969	2,918,023	2,885,817	3,107,508	3,103,164

Total Liabilities	24,294,214	25,192,849	25,827,803	26,910,271	27,458,992

Redeemable Non-Controlling Interests in Consolidated Entities	1,487,129	1,476,212	1,380,503	1,400,419	1,371,083

Equity

Common Stock, $0.00001 par value (752,601,287 shares issued and outstanding as of June 30, 2026)	7	7	7	7	7

Series I Preferred Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2026)	-	-	-	-	-

Series II Preferred Stock, $0.00001 par value (1 share issued and outstanding as of June 30, 2026)	-	-	-	-	-

Additional Paid-in-Capital	7,988,663	8,214,078	8,479,886	8,710,266	9,051,771

Retained Earnings (Deficit)	362,614	184,040	191,641	(323,733)	(18,646)

Accumulated Other Comprehensive Income (Loss)	1,055	(5,602)	(6,008)	(15,770)	(18,589)

Non-Controlling Interests in Consolidated Entities	6,847,785	7,162,957	7,224,211	7,226,994	7,104,291

Non-Controlling Interests in Blackstone Holdings	4,391,627	4,329,749	4,610,932	4,418,528	4,943,311

Total Equity	19,591,751	19,885,229	20,500,669	20,016,292	21,062,145

Total Liabilities and Equity	$45,373,094	$46,554,290	$47,708,975	$48,326,982	$49,892,220

See page 31, Reconciliation of GAAP to Non-GAAP Balance Sheet Measures.	Blackstone | 30

RECONCILIATION OF GAAP TO NON-GAAP BALANCE SHEET MEASURES

($ in thousands)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26

Investments of Consolidated Blackstone Funds	$5,101,278	$5,507,078	$5,180,879	$5,189,519	$5,233,815

Equity Method Investments

Partnership Investments	6,942,526	6,936,411	6,546,190	6,612,536	6,535,521

Accrued Performance Allocations	12,054,879	11,933,738	12,980,356	13,002,955	13,906,754

Corporate Treasury Investments	229,497	262,582	359,657	167,389	401,465

Other Investments	6,807,324	6,888,634	7,145,029	7,775,220	8,510,174

Total GAAP Investments	31,135,504	31,528,443	32,212,111	32,747,619	34,587,729

Accrued Performance Allocations - GAAP	$12,054,879	$11,933,738	$12,980,356	$13,002,955	$13,906,754

Impact of Consolidation (a)	-	-	-	-	-

Due from Affiliates—GAAP (b)	229,359	215,647	577,467	204,866	169,131

Less: Net Realized Performance Revenues (c)	(456,507)	(379,797)	(1,081,738)	(630,610)	(591,552)

Less: Accrued Performance Compensation - GAAP (d)	(5,220,188)	(5,258,769)	(5,733,563)	(5,577,711)	(6,016,432)

Net Accrued Performance Revenues	$6,607,543	$6,510,819	$6,742,522	$6,999,500	$7,467,901

Corporate Treasury and Other Investments - GAAP	$7,036,821	$7,151,216	$7,504,686	$7,942,609	$8,911,639

Impact of Consolidation (a)	965,045	932,562	758,128	726,047	671,456

Other Assets (e)	337,228	563,415	409,248	568,481	494,212

Other Liabilities (f)	(3,190)	(3,417)	(3,357)	(325,313)	(342,730)

Corporate Treasury and Other Investments - Deconsolidated (g)	$8,335,904	$8,643,776	$8,668,705	$8,911,824	$9,734,577

Partnership Investments - GAAP	$6,942,526	$6,936,411	$6,546,190	$6,612,536	$6,535,521

Impact of Consolidation (h)	(3,653,037)	(3,620,409)	(3,639,431)	(3,662,090)	(3,567,345)

GP/Fund Investments - Deconsolidated	$3,289,489	$3,316,002	$2,906,759	$2,950,446	$2,968,176

Loans Payable - GAAP	$12,008,870	$12,002,650	$12,445,144	$13,280,285	$13,194,730

Impact of Consolidation (i)	(128,335)	(328,044)	(126,420)	(90,747)	(123,897)

Outstanding Debt - Carrying Value	11,880,535	11,674,606	12,318,724	13,189,538	13,070,833

Unamortized Discount	123,255	120,174	128,096	124,472	120,907

Outstanding Debt (at par) - Deconsolidated	$12,003,790	$11,794,780	$12,446,820	$13,314,010	$13,191,740

(a)	This adjustment adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.
(b)	Represents GAAP accrued performance revenue recorded within Due from Affiliates.
(c)	Represents Performance Revenues realized but not yet distributed as of the reporting date and are included in Distributable Earnings in the period they are realized.
(d)	Represents GAAP accrued performance compensation associated with Accrued Performance Allocations and is recorded within Accrued Compensation and Benefits and Due to Affiliates.
(e)	This adjustment adds other assets related to Treasury Operations that are recorded within Accounts Receivable, Other Assets and Due from Affiliates.
(f)	This adjustment adds other liabilities related to Treasury Operations that are recorded within Accounts Payable, Accrued Expenses and Other Liabilities.
(g)

Deconsolidated Other Investments was $9.1 billion as of June 30, 2026, which was comprised of $8.5 billion of liquid investments and $601 million of illiquid investments. The liquid portion of Other Investments relates to public equity securities and other investments held by Blackstone that can be easily converted to cash and may include securities and investments subject to lock-up periods.

(h)

This adjustment removes amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests and adds back investments in consolidated Blackstone Funds which have been eliminated in consolidation.

(i)	This adjustment removes amounts related to consolidated Blackstone Funds.

Blackstone | 31

RECONCILIATION OF GAAP TO TOTAL SEGMENTS

	QTD					YTD		LTM

($ in thousands)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2Q’25	2Q’26	2Q’25	2Q’26

Management and Advisory Fees, Net

GAAP	$2,035,495	$2,056,248	$2,079,541	$2,148,620	$2,266,006	$3,939,812	$4,414,626	$7,614,287	$8,550,415

Segment Adjustment (a)	(15,483)	(14,428)	(17,322)	(15,812)	(15,710)	(27,802)	(31,522)	(56,252)	(63,272)

Total Segment	$2,020,012	$2,041,820	$2,062,219	$2,132,808	$2,250,296	$3,912,010	$4,383,104	$7,558,035	$8,487,143

GAAP Realized Performance Revenues to Total Segment Fee Related Performance Revenues

GAAP

Incentive Fees	195,414	200,675	390,288	165,419	159,080	387,239	324,499	983,777	915,462

Investment Income - Realized Performance Allocations	829,820	997,296	1,273,077	1,103,173	1,365,175	1,391,870	2,468,348	3,665,458	4,738,721

GAAP	$1,025,234	$1,197,971	$1,663,365	$1,268,592	$1,524,255	$1,779,109	$2,792,847	$4,649,235	$5,654,183

Total Segment

Less: Realized Performance Revenues	(553,121)	(744,953)	(1,057,432)	(780,494)	(730,885)	(1,013,144)	(1,511,379)	(2,220,893)	(3,313,764)

Segment Adjustment (b)	(63)	-	512	-	21	-	21	1,000	533

Total Segment	$472,050	$453,018	$606,445	$488,098	$793,391	$765,965	$1,281,489	$2,429,342	$2,340,952

GAAP Compensation to Total Segment Fee Related Compensation

GAAP

Compensation	870,358	845,659	925,814	1,166,897	963,026	1,899,720	2,129,923	3,386,499	3,901,396

Incentive Fees Compensation	67,363	61,882	88,628	54,368	49,716	124,392	104,084	347,132	254,594

Realized Performance Allocations Compensation	331,191	354,765	369,626	433,449	565,264	573,081	998,713	1,485,668	1,723,104

GAAP	$1,268,912	$1,262,306	$1,384,068	$1,654,714	$1,578,006	$2,597,193	$3,232,720	$5,219,299	$5,879,094

Total Segment

Less: Realized Performance Compensation	(256,624)	(302,642)	(310,405)	(364,056)	(344,124)	(477,548)	(708,180)	(924,713)	(1,321,227)

Less: Equity-Based Compensation - Fee Related Compensation	(306,495)	(296,506)	(345,649)	(549,703)	(345,343)	(770,548)	(895,046)	(1,308,662)	(1,537,201)

Less: Equity-Based Compensation - Performance Compensation	(5,523)	(5,056)	(12,715)	(11,514)	(8,410)	(12,772)	(19,924)	(20,605)	(37,695)

Segment Adjustment (c)	46	(11)	13	29	-	(19,027)	29	(15,689)	31

Total Segment	$700,316	$658,091	$715,312	$729,470	$880,129	$1,317,298	$1,609,599	$2,949,630	$2,983,002

GAAP General, Administrative and Other to Total Segment Other Operating Expenses

GAAP	$360,817	$383,580	$447,778	$372,821	$409,110	$693,190	$781,931	$1,373,221	$1,613,289

Segment Adjustment (d)	(28,574)	(27,510)	(29,727)	(29,366)	(28,980)	(54,072)	(58,346)	(68,111)	(115,583)

Total Segment	$332,243	$356,070	$418,051	$343,455	$380,130	$639,118	$723,585	$1,305,110	$1,497,706

Realized Performance Revenues

GAAP

Incentive Fees	195,414	200,675	390,288	165,419	159,080	387,239	324,499	983,777	915,462

Investment Income - Realized Performance Allocations	829,820	997,296	1,273,077	1,103,173	1,365,175	1,391,870	2,468,348	3,665,458	4,738,721

GAAP	$1,025,234	$1,197,971	$1,663,365	$1,268,592	$1,524,255	$1,779,109	$2,792,847	$4,649,235	$5,654,183

Total Segment

Less: Fee Related Performance Revenues	(472,050)	(453,018)	(606,445)	(488,098)	(793,391)	(765,965)	(1,281,489)	(2,429,342)	(2,340,952)

Segment Adjustment (b)	(63)	-	512	-	21	-	21	1,000	533

Total Segment	$553,121	$744,953	$1,057,432	$780,494	$730,885	$1,013,144	$1,511,379	$2,220,893	$3,313,764

Blackstone | 32

RECONCILIATION OF GAAP TO TOTAL SEGMENTS – (CONT’D)

	QTD					YTD		LTM

($ in thousands)	2Q’25	3Q’25	4Q’25	1Q’26	2Q’26	2Q’25	2Q’26	2Q’25	2Q’26

Realized Performance Compensation

GAAP

Incentive Fee Compensation	$67,363	$61,882	$88,628	$54,368	$49,716	$124,392	$104,084	$347,132	$254,594

Realized Performance Allocations Compensation	331,191	354,765	369,626	433,449	565,264	573,081	998,713	1,485,668	1,723,104

GAAP	$398,554	$416,647	$458,254	$487,817	$614,980	$697,473	$1,102,797	$1,832,800	$1,977,698

Total Segment

Less: Fee Related Performance Compensation (e)	(136,407)	(108,949)	(135,134)	(112,247)	(262,446)	(207,153)	(374,693)	(887,482)	(618,776)

Less: Equity-Based Compensation - Performance Compensation	(5,523)	(5,056)	(12,715)	(11,514)	(8,410)	(12,772)	(19,924)	(20,605)	(37,695)

Total Segment	$256,624	$302,642	$310,405	$364,056	$344,124	$477,548	$708,180	$924,713	$1,321,227

Realized Principal Investment Income (Loss)

GAAP	$97,171	$152,652	$262,267	$143,020	$105,585	$282,713	$248,605	$462,329	$663,524

Segment Adjustment (f)	(67,750)	(90,117)	(52,390)	(111,047)	(78,086)	(135,382)	(189,133)	(248,982)	(331,640)

Total Segment	$29,421	$62,535	$209,877	$31,973	$27,499	$147,331	$59,472	$213,347	$331,884

GAAP Interest and Dividend Revenue net of Interest Expense to Total Segment Net Interest and Dividend Income (Loss)

GAAP

Interest and Dividend Revenue	100,389	107,538	110,746	107,940	134,224	197,809	242,164	406,130	460,448

Interest Expense	(135,822)	(126,288)	(128,089)	(137,053)	(145,023)	(253,937)	(282,076)	(480,806)	(536,453)

GAAP	$(35,433)	$(18,750)	$(17,343)	$(29,113)	$(10,799)	$(56,128)	$(39,912)	$(74,676)	$(76,005)

Segment Adjustment (g)	10,790	198	67	6,995	193	10,955	7,188	9,292	7,453

Total Segment	$(24,643)	$(18,552)	$(17,276)	$(22,118)	$(10,606)	$(45,173)	$(32,724)	$(65,384)	$(68,552)

This analysis reconciles the components of Total Segment Distributable Earnings (page 3) to their equivalent GAAP measures, reported on the Consolidated Statement of Operations (page 26). Segment basis presents revenues and expenses on a basis that deconsolidates the investment funds Blackstone manages and excludes the amortization of intangibles, the expense of equity-based awards and Transaction-Related and Non-Recurring Items.

(a)

Represents (1) the add back of net management fees earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts attributable to the reimbursement of certain expenses by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures.

(b)	Represents the add back of Performance Revenues earned from consolidated Blackstone Funds which have been eliminated in consolidation.
(c)	Represents the removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures.
(d)

Represents the (1) removal of Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures, (2) removal of amounts attributable to certain expenses that are reimbursed by the Blackstone Funds and certain NAV-based fee arrangements, which are presented on a gross basis under GAAP but as a reduction of Management and Advisory Fees, Net in the Total Segment measures, and (3) a reduction equal to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units which is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

(e)	Fee related performance compensation may include equity based compensation based on fee related performance revenues.
(f)

Represents (1) the add back of Principal Investment Income, including general partner income, earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of amounts associated with the ownership of Blackstone consolidated operating partnerships held by non-controlling interests.

(g)

Represents (1) the add back of Interest and Dividend Revenue earned from consolidated Blackstone Funds which have been eliminated in consolidation, and (2) the removal of interest expense associated with the Tax Receivable Agreement.

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NOTES

Notes to page 4 - Investment Performance and Net Accrued Performance Revenues

▪	The changes in carrying value, fund returns and composite returns presented throughout this presentation represent those of the applicable Blackstone Funds and not those of Blackstone.

▪	Core+ appreciation represents a weighted average of BREIT’s per share appreciation, BEPIF’s per share appreciation, and BPP’s appreciation for the period and does not include BXDC. The returns are weighted based on the average of BREIT’s monthly net asset values, BEPIF’s monthly net asset values, and the average of BPP’s net asset value.

▪	Throughout this presentation, Secondaries reflects Strategic Partners and GP Stakes unless otherwise indicated. Results for the Secondaries business refer to the appreciation of the Strategic Partners funds and do not include results for GP Stakes. Strategic Partners results are reported on a three-month lag from fund financial statements, which generally report underlying investments on a same-quarter basis, if available. As a result, the appreciation presented herein does not include the impact of economic and market activity in the current quarter. Current market activity is expected to affect reported results in upcoming quarters.

▪	Throughout this presentation, Infrastructure refers to our infrastructure-focused funds, including Blackstone Infrastructure Partners’ funds (“BIP”) and Blackstone Infrastructure Strategies Fund Program (“BXINFRA”). AUM, inflows, and related metrics for Infrastructure refer to BIP and the portion of BXINFRA assets that are managed in Infrastructure. Infrastructure appreciation represents a weighted average of BIP’s appreciation and BXINFRA’s per share appreciation for the period. The returns are weighted based on the average of BIP’s quarterly net asset value and the average of BXINFRA’s monthly net asset values.

▪	Private Credit returns include the Flagship commingled funds across the opportunistic lending, global middle market direct lending funds (including BXSL, BCRED, and ECRED strategies), stressed/distressed strategies, and non-investment grade infrastructure and asset-based credit strategies. Separately managed accounts, funds with a limited number of limited partners that are not broadly marketed, inactive investment strategies, unlevered funds within a strategy that has designated levered and unlevered sleeves, and Multi-Asset Credit strategies are excluded. Liquid Credit returns include CLOs, closed-ended funds, open-ended funds and separately managed accounts. Only fee-earning funds exceeding $100 million of fair value at the beginning of each respective quarter-end are included. Funds in liquidation, funds investing primarily in investment grade corporate credit and asset-based finance are excluded. Blackstone Funds that were contributed to Blackstone Credit as part of Blackstone’s acquisition of Blackstone Credit, formerly known as GSO, in March 2008 and the pre-acquisition date performance for funds and vehicles acquired by Blackstone Credit subsequent to March 2008, are also excluded.

▪	The Absolute Return Composite gross and net returns are based on the Multi-Asset Investing (“BXMA”) Absolute Return Composite, which includes only BXMA-managed commingled and customized multi-manager funds and accounts and does not include BXMA’s liquid solutions group, seeding, multi-strategy, and advisory (non-discretionary) platforms, except for investments by Absolute Return funds directly into those platforms. BXMA-managed funds in liquidation and, in the case of net returns, non fee-paying assets are also excluded. The funds/accounts that comprise the Absolute Return Composite are not managed within a single fund or account and are managed with different mandates. There is no guarantee that BXMA would have made the same mix of investments in a stand-alone fund/account. The Absolute Return Composite is not an investible product and, as such, the performance of the Absolute Return Composite does not represent the performance of an actual fund or account.

Notes to page 12 – Credit & Insurance Segment Highlights

▪	Beginning 2Q’26, capital markets advisory revenues generated in connection with certain financing transactions in infrastructure and asset based credit strategies are presented in the Credit & Insurance segment. Previously, all capital markets advisory revenues were included in the Private Equity segment as part of the BXCM business.

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NOTES – (CONT’D)

Notes to page 17 – Deconsolidated Balance Sheet Highlights

▪	GP/Fund Investments include Blackstone investments in Real Estate, Private Equity, Credit & Insurance, and Multi-Asset Investing, which were $734 million, $1.7 billion, $366 million, and $135 million, respectively, as of June 30, 2026. Cash and Net Investments per share amounts are calculated using period end DE Shares Outstanding (see page 24, Share Summary).

Notes to page 23 – Shareholder Dividends

▪	DE before Certain Payables represents Distributable Earnings before the deduction for the Payable Under Tax Receivable Agreement and tax expense (benefit) of wholly owned subsidiaries. Common shareholders receive tax benefits from deductions taken by Blackstone’ s corporate tax paying subsidiaries and bear responsibility for the deduction from Distributable Earnings of the Payable Under Tax Receivable Agreement and certain other tax-related payables.

▪	Per Share calculations are based on end of period Participating Common Shares (page 24, Share Summary); actual dividends are paid to shareholders as of the applicable record date.

▪	Retained capital is withheld pro rata from common shareholders and Blackstone Holdings Partnership unitholders. Common shareholders’ share was $184 million for 2Q’26 and $341 million for 2Q’26 YTD.

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DEFINITIONS AND DIVIDEND POLICY

Blackstone discloses the following operating metrics and financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“non-GAAP”) in this presentation:

▪	Segment Distributable Earnings, or “Segment DE”, is Blackstone’s segment profitability measure used to make operating decisions and assess performance across Blackstone’s four segments. Segment DE represents the net realized earnings of Blackstone’s segments and is the sum of Fee Related Earnings and Net Realizations for each segment. Blackstone’s segments are presented on a basis that deconsolidates Blackstone Funds, eliminates non-controlling ownership interests in Blackstone’s consolidated operating partnerships, removes the amortization of intangible assets and removes Transaction-Related and Non-Recurring Items. Segment DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Realizations is presented on a segment basis and is the sum of Realized Principal Investment Income and Realized Performance Revenues (which refers to Realized Performance Revenues excluding Fee Related Performance Revenues), less Realized Performance Compensation (which refers to Realized Performance Compensation excluding Fee Related Performance Compensation and Equity-Based Performance Compensation).

–	Segment Revenues represent Net Management and Advisory Fees, Fee Related Performance Revenues, Realized Performance Revenues and Realized Principal Investment Income.

▪	Distributable Earnings, or “DE”, is derived from Blackstone’s segment reported results. DE is used to assess performance and amounts available for dividends to Blackstone shareholders, including Blackstone personnel and others who are limited partners of the Blackstone Holdings Partnerships. DE is the sum of Segment DE plus Net Interest and Dividend Income (Loss) less Taxes and Related Payables. DE excludes unrealized activity and is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

–	Net Interest and Dividend Income (Loss) is presented on a segment basis and is equal to Interest and Dividend Revenue less Interest Expense, adjusted for the impact of consolidation of Blackstone Funds, and interest expense associated with the Tax Receivable Agreement.

–	Taxes and Related Payables represent the total GAAP tax provision adjusted to include only the current tax provision (benefit) calculated on Income (Loss) Before Provision (Benefit) for Taxes and including the Payable under the Tax Receivable Agreement. Further, the current tax provision utilized when calculating Taxes and Related Payables and DE reflects the benefit of deductions available to the company on certain expense items that are excluded from the underlying calculation of Segment DE and Total Segment Distributable Earnings, such as equity-based compensation charges and certain Transaction-Related and Non-Recurring Items where there is a current tax provision or benefit. The economic assumptions and methodologies that impact the implied income tax provision are the same as those methodologies and assumptions used in calculating the current income tax provision for Blackstone’s consolidated statements of operations under U.S. GAAP, excluding the impact of divestitures and accrued tax contingency related liabilities or refunds which are reflected when paid or received. The Payable under the Tax Receivable Agreement reflects the expected amount of tax savings generated in the period that holders of the Tax Receivable Agreements are entitled to receive in future periods. Management believes that including the amount payable under the tax receivable agreement and utilizing the current income tax provision adjusted as described above when calculating DE is meaningful as it increases comparability between periods and more accurately reflects earnings that are available for distribution to shareholders.

▪	Fee Related Earnings, or “FRE”, is a performance measure used to assess Blackstone’s ability to generate profits from revenues that are measured and received on a recurring basis and not subject to future realization events. FRE equals management and advisory fees (net of management fee reductions and offsets) plus Fee Related Performance Revenues, less (a) Fee Related Compensation on a segment basis, and (b) Other Operating Expenses. FRE is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

–	Fee Related Compensation is presented on a segment basis and refers to the compensation expense, excluding Equity-Based Compensation, directly related to (a) Management and Advisory Fees, Net and (b) Fee Related Performance Revenues, referred to as Fee Related Performance Compensation.

–	Fee Related Performance Revenues refers to the realized portion of Performance Revenues from Perpetual Capital that are (a) measured and received on a recurring basis, and (b) not dependent on realization events from the underlying investments.

–	Other Operating Expenses is presented on a segment basis and is equal to General, Administrative and Other Expenses, adjusted to (a) remove the Transaction-Related and Non-Recurring Items that are not recorded in the Total Segment measures, (b) remove certain expenses reimbursed by the Blackstone Funds which are netted against Management and Advisory Fees, Net in Blackstone’s segment presentation, and (c) give effect to an administrative fee collected on a quarterly basis from certain holders of Blackstone Holdings Partnership Units. The administrative fee is accounted for as a capital contribution under GAAP, but is reflected as a reduction of Other Operating Expenses in Blackstone’s segment presentation.

–	Perpetual Capital refers to the component of assets under management with an indefinite term, that is not in liquidation, and for which there is no requirement to return capital to investors through redemption requests in the ordinary course of business, except where funded by new capital inflows or where required redemption requests are limited in quantum. Includes co-investment capital with an investor right to convert into Perpetual Capital.

–	FRE Margin is calculated by dividing Fee Related Earnings by Fee Related Revenues (defined as the sum of Total Segment Management and Advisory Fees, Net and Fee Related Performance Revenues).

▪	Adjusted Earnings Before Interest, Taxes and Depreciation and Amortization, or “Adjusted EBITDA”, is a supplemental measure used to assess performance derived from Blackstone’s segment results and may be used to assess its ability to service its borrowings. Adjusted EBITDA represents Distributable Earnings plus the addition of (a) Interest Expense on a segment basis, (b) Taxes and Related Payables, and (c) Depreciation and Amortization. Adjusted EBITDA is derived from and reconciled to, but not equivalent to, its most directly comparable GAAP measure of Income (Loss) Before Provision (Benefit) for Taxes.

▪	Performance Revenues collectively refers to: (a) Incentive Fees, and (b) Performance Allocations.

▪	Performance Compensation collectively refers to: (a) Incentive Fee Compensation, and (b) Performance Allocations Compensation.

–	Performance Compensation reflects, pursuant to an ongoing compensation program, an increase in the aggregate Realized Performance Compensation paid to certain of our professionals above the amounts allocable to them based upon the percentage participation in the relevant performance plans previously awarded to them. The expectation is that for the full year 2026, Fee Related Compensation will be decreased by the total amount of additional Performance Compensation awarded for the year. The program, which typically has an impact on individual quarters based on the estimated amounts for the full year, does not impact Income Before Provision (Benefits) for Taxes and Distributable Earnings for the full year. For 2Q’26 QTD, 2Q’26 YTD, 2Q’25 QTD and 2Q’25 YTD, the increase to Realized Performance Compensation was greater than the decrease to Fee Related Compensation, which negatively impacted Distributable Earnings for both the current year and prior year quarter and YTD periods.

▪	Transaction-Related and Non-Recurring Items arise from corporate actions including acquisitions, divestitures, Blackstone’s initial public offering, and non-recurring gains, losses, or other charges, if any. They consist primarily of equity-based compensation charges, gains and losses on contingent consideration arrangements, changes in the balance of the Tax Receivable Agreement resulting from a change in tax law or similar event, transaction costs, gains or losses associated with these corporate actions, and non-recurring gains, losses or other charges that affect period-to-period comparability and are not reflective of Blackstone’s operational performance.

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DEFINITIONS AND DIVIDEND POLICY – (CONT’D)

▪	Private Wealth AUM refers to the portion of assets under management attributable to the individual investor channel and comprises (a) all Assets Under Management in vehicles or share classes of vehicles, in each case that are primarily targeted to the individual investor channel (including parallel or related vehicles) and (b) Assets Under Management attributable only to individual investors (including through private wealth distribution agreements) in vehicles that are not primarily targeted to the individual investor channel.

Dividend Policy. Blackstone’s intention is to pay to holders of common stock a quarterly dividend representing approximately 85% of Blackstone Inc.’s share of Distributable Earnings, subject to adjustment by amounts determined by Blackstone’s board of directors to be necessary or appropriate to provide for the conduct of its business, to make appropriate investments in its business and funds, to comply with applicable law, any of its debt instruments or other agreements, or to provide for future cash requirements such as tax-related payments, clawback obligations and dividends to shareholders for any ensuing quarter. The dividend amount could also be adjusted upward in any one quarter. All of the foregoing is subject to the qualification that the declaration and payment of any dividends are at the sole discretion of Blackstone’s board of directors and our board of directors may change our dividend policy at any time, including, without limitation, to reduce such quarterly dividends or even to eliminate such dividends entirely.

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FORWARD-LOOKING STATEMENTS

This presentation may contain forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect our current views with respect to, among other things, our operations, taxes, earnings and financial performance, share repurchases and dividends. You can identify these forward-looking statements by the use of words such as “outlook,” “indicator,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “seeks,” “approximately,” “predicts,” “intends,” “plans,” “scheduled,” “estimates,” “anticipates,” “opportunity,” “leads,” “forecast,” “possible” or the negative version of these words or other comparable words. Such forward-looking statements are subject to various risks and uncertainties. Accordingly, there are or will be important factors that could cause actual outcomes or results to differ materially from those indicated in these statements. We believe these factors include but are not limited to those described under the section entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2025, as such factors may be updated from time to time in our subsequent filings with the United States Securities and Exchange Commission (“SEC”), which are accessible on the SEC’s website at www.sec.gov. These factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included in this report and in our other periodic filings. The forward-looking statements speak only as of the date of this report, and we undertake no obligation to publicly update or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

This presentation does not constitute an offer of any Blackstone Fund.

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